Document and Entity Information In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Document Type	20-F
Amendment Flag	true
Amendment Description
This Amendment No. 1 to our annual report on Form 20-F/A (the "Amendment") amends our Form 20-F for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission (the "Commission") on March 29, 2012 (the "Form 20-F"). This Amendment is being filed in response to comments received from the staff of the Securities and Exchange Commission in order to amend the following sections of the Form 20-F: (i) Item 3.D. ("Risk Factors - Risks Related to Our Business and Industry"), (ii) Item 8.A. ("Financial Information - Consolidated Statements and Other Financial Information"), and (iii) adding Note 2(v) and amending Note 15(c) to the Consolidated Financial Statements as of December 31, 2011.

Other than as described above, this Amendment does not amend, update or restate any other information or disclosure included in the Form 20-F. This Amendment does not reflect any events that have occurred after the date of the initial filing of the Form 20-F, and as a result, our Annual Report on Form 20-F for the fiscal year ended December 31, 2011, as amended by this Amendment, continues to speak as of the initial filing date of the Form 20-F, except for the officer certifications and accountant consent which speak as of the filing date of the Amendment.

Document Period End Date	Dec 31, 2011
Entity Registrant Name	Syneron Medical Ltd.
Entity Central Index Key	0001291361
Current Fiscal Year End Date	--12-31
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	35,328,771
Entity Current Reporting Status	Yes
Entity Well-known Seasoned Issuer	No

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues:
Lasers and other products	$ 160,220	$ 132,568	$ 49,429
Product-related services	68,101	56,960	5,297
Total revenues	228,321	189,528	54,726
Cost of revenues:
Lasers and other products	76,003	65,873	16,401
Product-related services	37,469	32,758	2,502
Total cost of revenues	113,472	98,631	18,903
Gross profit	114,849	90,897	35,823
Operating expenses, net:
Research and development	28,334	26,837	13,220
Selling and marketing	69,433	65,897	34,156
General and administrative	33,730	36,103	16,478
Other expenses (income), net	32,208	(4,538)	(3,975)
Total operating expenses, net	163,705	124,299	59,879
Operating loss	(48,856)	(33,402)	(24,056)
Financial income, net	1,015	717	2,097
Other income	35	240	562
Loss before taxes on income (tax benefit)	(47,806)	(32,445)	(21,397)
Taxes on income (tax benefit)	3,944	(5,110)	3,240
Consolidated net loss	(51,750)	(27,335)	(24,637)
Net loss attributable to non-controlling interests	955	1,909	1,050
Net loss attributable to Syneron Medical Ltd.'s shareholders	$ (50,795)	$ (25,426)	$ (23,587)
Net loss per share:
Basic and diluted net loss per share attributable to Syneron Medical Ltd.'s shareholders	$ (1.44)	$ (0.74)	$ (0.86)
Weighted average number of shares used in per share calculations (in thousands):
Basic and diluted	35,158	34,369	27,526

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 62,319	$ 63,821
Short-term bank deposits	23,771	1,192
Short-term marketable securities	70,463	114,799
Trade receivables (net of allowance for doubtful accounts of $2,635 and $5,891, respectively)	43,300	40,931
Other accounts receivable and prepaid expenses	8,891	13,868
Inventories	31,169	22,720
Total current assets	239,913	257,331
LONG-TERM ASSETS:
Severance pay fund	295	334
Long-term deposits and others	2,118	2,744
Long-term marketable securities	15,590	37,721
Investments in affiliated companies	200	7,969
Property and equipment, net	4,155	4,029
Intangible assets, net	31,813	39,639
Goodwill	18,867	18,579
Deferred taxes	10,060	4,930
Total long-term assets	83,098	115,945
Total assets	323,011	373,276
CURRENT LIABILITIES:
Short-term bank credit	1,082	2,737
Trade payables	21,094	16,644
Deferred revenues	11,550	13,432
Other accounts payable and accrued expenses	41,704	38,191
Total current liabilities	75,430	71,004
LONG-TERM LIABILITIES:
Deferred revenues	4,112	4,528
Warranty accruals	564	1,074
Contingent consideration	2,535	11,365
Accrued severance pay	496	554
Deferred taxes	5,182	6,215
Total long-term liabilities	12,889	23,736
Total liabilities	88,319	94,740
COMMITMENTS AND CONTINGENCIES
Syneron Medical Ltd. shareholders' equity
Ordinary shares of NIS 0.01 par value: Authorized - 100,000,000 ordinary shares; Issued and outstanding - 35,328,771 and 34,674,889 shares at December 31, 2011 and 2010, respectively	85	84
Additional paid-in capital	187,023	180,410
Treasury shares - 1,251,574 ordinary shares at December 31, 2011 and 2010	(9,587)	(9,587)
Accumulated other comprehensive income	1,544	867
Retained earnings	54,530	105,325
Total Syneron Medical Ltd.'s shareholders' equity	233,595	277,099
Non-controlling interests	1,097	1,437
Total equity	234,692	278,536
Total liabilities and equity	$ 323,011	$ 373,276

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowance for doubtful accounts	$ 2,635	$ 5,891
Ordinary shares, par value per share	$ 0.01	$ 0.01
Ordinary shares, shares authorized	100,000,000	100,000,000
Ordinary shares, shares issued	35,328,771	34,674,889
Ordinary shares, shares outstanding	35,328,771	34,674,889
Treasury shares, shares	1,251,574	1,251,574

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	Total	Ordinary shares [Member]	Additional paid-in capital [Member]	Accumulated other comprehensive income (loss) [Member]	Treasury Shares [Member]	Retained earnings [Member]	Non-controlling interests [Member]	Total comprehensive income (loss) [Member]
Balance at Dec. 31, 2008	$ 242,596	$ 64	$ 98,125	$ (344)	$ (9,587)	$ 154,338
Exercise of stock options	548	1	547
Issuance of shares as a result of exercise of restricted stock units (RSU)	1		1
Equity based compensation expenses	4,264		4,264
Non-controlling interests recorded as a result of business combination (see also Note 1f and h)	4,151						4,151
Other comprehensive income (loss):
Unrealized gain (loss) on available-for-sale securities	342			342				342
Reclassification to income statement for loss realized on marketable securities	(7)			(7)
Net loss	(24,637)					(23,587)	(1,050)	(24,637)
Total comprehensive loss								(24,295)
Balance at Dec. 31, 2009	227,258	65	102,937	(9)	(9,587)	130,751	3,101
Exercise of stock options	1,932	1	1,931
Issuance of shares as a result of exercise of restricted stock units (RSU)
Issuance of shares in connection with business combination, net of issuance costs of $660 (see also Note 1i)	72,364	18	72,346
Equity based compensation expenses	3,196		3,196
Establishment of subsidiary (see also Note 1e)	245						245
Other comprehensive income (loss):
Unrealized gain (loss) on available-for-sale securities	(286)			(286)				(286)
Currency translation adjustments	1,011			1,011				1,011
Reclassification to income statement for loss realized on marketable securities	151			151
Net loss	(27,335)					(25,426)	(1,909)	(27,335)
Total comprehensive loss								(26,610)
Balance at Dec. 31, 2010	278,536	84	180,410	867	(9,587)	105,325	1,437
Exercise of stock options	4,054	1	4,053
Issuance of shares as a result of exercise of restricted stock units (RSU)
Equity based compensation expenses	3,400		3,283				117
Changes in equity in subsidiaries (see also Note 1e and h)	(225)		(723)				498
Other comprehensive income (loss):
Unrealized gain (loss) on available-for-sale securities	72			72				72
Unrealized gain from hedging activities, net	75			75				75
Currency translation adjustments	476			476				476
Reclassification to income statement for loss realized on marketable securities	54			54
Net loss	(51,750)					(50,795)	(955)	(51,750)
Total comprehensive loss								(51,127)
Balance at Dec. 31, 2011	$ 234,692	$ 85	$ 187,023	$ 1,544	$ (9,587)	$ 54,530	$ 1,097

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2011
STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY AND COMPREHENSIVE INCOME (LOSS) [Abstract]
Issuance of shares, issuance costs	$ 660
Currency translation adjustments, net		1,489
Accumulated unrealized gain from hedging activities, net		75
Accumulated unrealized loss from available-for-sale securities, net		(20)
Accumulated other comprehensive income, net	$ 867	$ 1,544

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net loss before non-controlling interests	$ (51,750)	$ (27,335)	$ (24,637)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	10,048	9,381	1,927
Share-based compensation	3,400	3,196	4,264
Impairment of investment in affiliated companies	9,387	850
Impairment of intangible assets	123	1,319
Decrease in accrued interest, amortization of premium and accretion to discount and gain from sale of marketable securities	1,565	716	1,578
Gain on investments in affiliated companies as a result of business combination			(562)
Bargain purchase price related to acquisition of subsidiary		(8,525)
Revaluation of contingent liability related to acquisition of subsidiary, net (Note 1g and j)	(8,830)	1,625
Deferred income taxes, net	(179)	(3,339)	1,549
Decrease (increase) in trade receivables, net	(2,833)	2,445	18,879
Decrease (increase) in other accounts receivable and prepaid expenses	(984)	9,667	64
Decrease (increase) in inventories	(8,581)	13,180	4,320
Increase (decrease) in trade payables	4,467	4,201	(5,039)
Decrease in long and short-term deferred revenues	(3,852)	(3,770)	(3,608)
Increase (decrease) in warranty accruals	(299)	199	(4)
Increase (decrease) in other accounts payable and accrued expenses	3,340	(6,187)	167
Others	281	255	157
Net cash used in operating activities	(44,697)	(2,122)	(945)
Cash flows from investing activities:
Investment in short-term deposits, net	(22,579)	(192)	(1,000)
Maturities of held-to-maturity marketable securities		460
Purchase of available-for-sale marketable securities	(83,584)	(186,414)	(294,345)
Proceeds from sale of available-for-sale marketable securities	54,417	35,992	127,014
Redemption of available-for-sale marketable securities	94,195	177,689	129,721
Investments in affiliated and other companies		(9,169)	(750)
Purchase of property and equipment	(2,116)	(887)	(487)
Net cash received (paid) in acquisition of subsidiaries (a)		21,427	(7,729)
Others	326	(93)	(22)
Net cash provided by (used in) investing activities	40,659	38,813	(47,598)
Cash flows from financing activities:
Acquisition of shares held by non-controlling shareholders of subsidiaries	(571)
Exercise of stock options and RSU's	4,054	1,932	549
Repayment of short-term bank credit, net	(1,655)
Net cash provided by financing activities	1,828	1,932	549
Translation adjustments on cash and cash equivalents	708	826
Increase (decrease) in cash and cash equivalents	(1,502)	39,449	(47,994)
Cash and cash equivalents at the beginning of the year	63,821	24,372	72,366
Cash and cash equivalents at the end of the year	62,319	63,821	24,372
Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	1,563	491	625
Supplemental disclosure of non-cash financing and investing activities:
Purchase of property and equipment on credit		113
Reclassification of property and equipment to inventory			(252)
Investment in affiliated company	3,200
Consideration:
Cash		430	8,658
Fair value of Syneron's interest held before the business combination			4,487
Fair value of Syneron's equity instruments issued upon acquisition		73,024
Total consideration		73,454	13,145
Identifiable assets acquired and liabilities assumed:
Cash acquired		21,857	929
Current assets		73,045
Non current assets		5,201
In process research and development		510	983
Intangible assets		26,423	15,405
Deferred tax assets (liabilities)		8,635	(5,236)
Liabilities assumed		(54,607)	(142)
Others		100	400
Contingent consideration		(2,409)	(7,331)
Non-controlling interests in the subsidiary		(245)	(4,151)
Goodwill (bargain purchase price)		(5,056)	12,288
Total assets acquired and liabilities assumed		73,454	13,145
Net cash paid (received) in acquisitions		$ (21,427)	$ 7,729

GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Syneron Medical Ltd. ("the Company" and/or "Syneron") commenced its operations in July 2000. The Company and its subsidiaries (together "the Group") are principally engaged in manufacture, research, development, marketing and sales, directly to end-users and also to distributors of advanced equipment for the aesthetic medical industry and systems for dermatologists, plastic surgeons and other qualified practitioners worldwide.

In November 2010, the Company formed a new wholly-owned subsidiary, Syneron Beauty Ltd. ("Syneron Beauty"), to which Syneron transferred its non-professional aesthetic device activities related to its consumer market initiatives, including its ELOS based consumer hair removal mē product, its holdings in Fluorinex Active Ltd ("Fluorinex") and its joint Procter & Gamble initiative. In addition, following the acquisition of Syneron Beauty, Inc. ("SBI", as described in Note 1j), SBI became a wholly-owned subsidiary of Syneron Beauty. Syneron Beauty holds the intellectual property dedicated to the Company's home-use initiative, and it received a license to some of the Company's other technologies used for other home-use products.

b.	The Company has various wholly-owned subsidiaries throughout the world that are engaged in the research, development, marketing and selling of the Company's products in different geographic areas.

c.	Light Instruments Ltd.:

Light Instruments Ltd. ("LI") is an Israeli company engaged in the development of advanced dental laser devices. The Company invested in aggregate $ 6,340, in consideration of 100% of LI's outstanding share capital.

In addition, as part of the investment agreements signed with LI, each of the two LI founders is entitled to 1% of all of LI's net sales for a period of up to seven years starting July 2007, up to an aggregate amount of $ 500 without regard to the founders' continued employment in the Company (i.e., the founders are entitled to such amounts as sellers and not in their role as employees). Actual payments relating to this amount will be recorded as part of the purchase price and will be allocated to goodwill. Through December 31, 2011, the Company paid to the two founders approximately $ 240 out of which $ 55 and $ 75 were paid during the years ended December 31, 2011 and 2010, respectively.

d.	Inlight Corp.:

	1.	In November 2008, the Company entered into a share purchase agreement ("SPA") with the shareholders of Inlight Corp. ("Inlight"), a company incorporated under the laws of the State of California pursuant to which Syneron acquired all of Inlight's share capital. The Company is utilizing Inlight's technology to develop and release additional products.

	2.	In consideration of 100% of Inlight's share capital, the Company undertook to pay total consideration of up to $ 4,000. The consideration is conditioned upon Inlight's compliance with certain milestones detailed in the SPA. At the closing, the Company paid Inlight's shareholders total consideration of $ 500 and deposited an additional amount of $ 500 in escrow. Amounts deposited in escrow were recorded as part of other accounts receivable.

During 2010, the Company transferred an amount of $ 250 from the escrow on behalf of Inlight's shareholders, and the remaining amount was transferred in February 2011. The payments were recorded against the contingent liability.

	3.	The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

	Fair value	Expected useful life of excess cost

Contingent payment liability	$(614)	-

Intangible assets:
Developed technology	1,826	6 years
Deferred tax liability	(712)	-

Total purchase price	$500

e.	Syneron China:

In 2008, the Company signed a joint venture ("JV") agreement for establishing Syneron China. According to the agreement, the Company holds 51% of the JV for a total investment of $ 510 paid in two equal installments in February 2010 and October 2011. Through this new Chinese JV, Syneron sells directly to medical and aesthetic professionals in China. The JV became active and started promoting and marketing the Company's products in January 2010. The Company consolidated the JV's results from the date of commencement of operations of the JV and recorded the non-controlling interests in accordance with the provisions of ASC 810, "Consolidation" ("ASC 810").

f.	Fluorinex:

1.	On May 13, 2009 ("the acquisition date"), the Company invested an additional $ 1,000 in Fluorinex in consideration of 603,687 preferred B1 shares. Following the additional investment, the Company obtained control over Fluorinex and held 53% of Fluorinex's outstanding voting shares. Fluorinex is an Israeli company near the commercialization phase which is engaged in the development of new tooth whitening, tooth decay and dental care prevention methods and devices.

The Company has accounted for the acquisition and the control gained in accordance with ASC 805, "Business Combinations" ("ASC 805").

The acquisition date fair value of the consideration transferred totaled $ 2,787 which consisted of the following:

Cash	$1,000
Fair value of previous cost basis investment	1,787

Total	$2,787

2.	The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date (reflects 100% of Fluorinex):

	Fair value	Expected useful life

Cash	$959	-
Developed technology (1)	1,141	6.5 years
In-process technology (2)	983	-

Total identifiable assets acquired	3,083

Current liabilities	(144)
Deferred tax liability	(376)	-

Total liabilities assumed	(520)	-

Net identifiable assets acquired	2,563
Goodwill	1,389

Net assets acquired	$3,952

(1)	Developed technology is amortized using the straight-line method over its useful life, which is estimated at 6.5 years.

(2)	The Company recorded an in-process research and development asset that is currently considered to have an indefinite life until the completion or abandonment of the associated project. The in-process research and development asset recorded will be amortized when revenues are generated from such technology and will be subject to impairment testing.

3.	Prior to the acquisition date, the Company accounted for its 43% interest in Fluorinex as a cost method investment. The investment was stated at cost, since the investment was in series B preferred shares which were determined to be not in-substance ordinary shares in accordance with ASC 323-10-15. The acquisition-date fair value of the previous equity interest was $ 1,787, and is included in the measurement of the consideration transferred. The Company recognized in 2009 a total gain of $ 112 as a result of re-measuring its prior equity interest in Fluorinex held before the business combination and recorded such gain as other expenses (income) in its statement of operations.

4.	On August 15, 2010, the Company entered into an additional agreement with Fluorinex purchase an additional 17.81% of Fluorinex's then fully diluted share capital in consideration of $ 600 and, subject to Fluorinex reaching a certain milestone, to purchase an additional 10.64% of Fluorinex's then fully diluted share capital in consideration of an additional $ 600. On August 26, 2010, Fluorinex notified the Company of the achievement of the milestone. Subsequently, the Company transferred the remaining consideration and increased its holdings to 71% of Fluorinex's share capital. On October 9, 2011, the Company invested an additional $ 750 in Fluorinex, increasing its holdings of Fluorinex's fully diluted share capital to 73.86%. The increase in the interests in Fluorinex was accounted for according to the provisions of ASC 810.

g.	Primaeva Medical Inc.:

1.	On October 14, 2009 ("the acquisition date"), the Company acquired Primaeva Medical, Inc. ("Primaeva"), an aesthetic technology firm based in the United States in consideration of $ 14,331. Following the acquisition, the Company obtained control over Primaeva and holds 100% of Primaeva's outstanding voting shares.

The Company has accounted for the acquisition and the control gained in accordance with ASC 805.

2.	The acquisition date fair value of the consideration transferred totaled $ 14,331 which consisted of the following:

Cash	$7,000
Contingent consideration	7,331

Total	$14,331

The contingent consideration arrangement requires the Company to pay up to $ 23,000 of additional consideration to Primaeva's former shareholders subject to reaching certain net revenue milestones over a three-year period ending December 31, 2012.

The fair value of the contingent consideration arrangement at the acquisition date was $ 7,331. The Company estimated the fair value of the contingent consideration using a probability weighted discounted cash flow model with a discount rate of 18%. The Company reevaluated such contingent consideration as of December 31, 2010 and 2011, resulting in an increase of $ 1,625 and a decrease of $ 8,956, respectively, which were recorded in the Company's statements of operations in other expenses (income), net. as part of operating expenses (see also Note 16). As of December 31, 2011 and 2010 the contingent consideration fair value was $ 0 and $ 8,956, respectively.

3.	The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

	Fair value	Expected useful life

Current assets	$140
Developed technology (*)	10,038	7 years

Total identifiable assets acquired	10,178

Current liabilities	(38)
Deferred tax liability	(4,015)	-

Total liabilities assumed	(4,053)	-

Net identifiable assets acquired	6,125
Goodwill	8,206

Net assets acquired	$14,331

(*)	The developed technology is amortized using the straight-line method over its useful life which is estimated as 7 years.

h.	Acquisition of Rakuto Bio Technologies Ltd. ("RBT"):

	1.	On November 9, 2009 ("the acquisition date"), the Company entered into a SPA with RBT's shareholders. Pursuant to the SPA, the Company acquired 17.8% of RBT's common shares for total consideration of $ 205, from three existing shareholders. Following the investment, the Company held 41% (10% common shares and 31% preferred shares) of RBT's shares on an as if converted basis (the Company holds 100% of the preferred voting shares) and the total cash amount invested on a cumulative basis is approximately $ 2,454 (see also 5 below).

The acquisition date fair value of the consideration transferred totaled $ 2,905 which consisted of the following:

Cash	$205
Fair value of previous equity investment	2,700

Total	$2,905

2.	The results of RBT's operations have been consolidated from the acquisition date as RBT was deemed to be a variable interest entity and the Company became the primary beneficiary in accordance with ASC 810. Prior to the acquisition date, the Company's investment in RBT was accounted for based on the cost method as further described in 5 below.

3.	The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date (reflects 100% of RBT):

	Fair value	Expected useful life

Cash	$(30)	-
Current assets	59
Long-term assets	12
Property and equipment	108
Developed technology (*)	4,226	7 years

Total identifiable assets acquired	4,375

Current liabilities	(275)
Deferred tax liability	(845)	-

Total liabilities assumed	(1,120)	-

Net identifiable assets acquired	3,255
Goodwill	2,945

Net assets acquired	$6,200

(*)	Developed technology is amortized using the straight-line method over its useful life, which is estimated as 7 years.

	4.	The fair value of the non-controlling interests in RBT at the acquisition date was $ 2,874 and was estimated using the income approach.

	5.	In February 2008, the Company entered into an agreement with RBT, whereby the Company will invest up to $ 3,000 if and when RBT meets certain milestones in consideration of 38% of RBT's series A preferred shares. As of November 2009, the Company had already invested $ 2,250 of the $ 3,000 agreed upon. The investment was stated at cost, since the investment was in series A preferred shares which were determined to be not in-substance common shares as defined in ASC 323-10-15. The acquisition date fair value of the previous equity interest was $ 2,700, and is included in the measurement of the consideration transferred. The Company recognized in 2009 a total gain of $ 450 as a result of re-measuring its prior equity interest in RBT held before the business combination and recorded such gain as other income in its statement of operations.

	6.	In February 2011, the Company closed an additional investment of $ 309 and received 15,664 of RBT's preferred A-1 shares constituting an aggregate of 2.55% of RBT's share capital on a fully diluted basis. Additionally, the Company also provided RBT a loan in the aggregate amount of $ 309.

	7.	In September 2011, the Company entered into an agreement with certain shareholders of RBT for the purchase of an additional 7.6% of RBT's share capital in consideration of approximately $ 761. As of December 31, 2011, the Company holds 49.52% of RBT's fully diluted share capital.

i.	Candela Corporation:

On September 9, 2009, Syneron, Syneron Acquisition Sub, Inc. ("Acquisition Sub"), an indirect wholly-owned subsidiary of Syneron, and Candela Corporation, Inc. ("Candela"), a U.S. public company listed on the Nasdaq under the symbol CLZR, entered into an Agreement and Plan of Merger ("the Merger Agreement"). Under the Merger Agreement, Acquisition Sub merged with and into Candela ("the Merger"), with Candela continuing after the Merger as the surviving company and becoming an indirect wholly-owned subsidiary of Syneron. Upon the terms and subject to the conditions set forth in the Merger Agreement, on January 5, 2010, the effective date of the Merger, each issued and outstanding share of common stock of Candela was converted into the right to receive the Company's ordinary shares.

At the effective time of the Merger, 6,670,477  Syneron's ordinary shares were issued based on a conversion ratio of 0.2911 of Syneron's ordinary share for each Candela share of common stock. In addition, Syneron assumed certain outstanding stock options and stock appreciation rights of Candela, with the number of Syneron's ordinary shares issuable upon exercise of each assumed Candela stock option or stock appreciation right  determined by multiplying the exchange ratio in the transaction, 0.2911, by the number of shares of Candela's common stock underlying the assumed option or stock appreciation right. Immediately following the effective time of the Merger and issuance of Syneron's shares to Candela's shareholders, Candela's shareholders owned approximately 19.4%, and Syneron's shareholders own approximately 80.6%, of Syneron's ordinary shares.

The Merger had no effect on the number of ordinary shares of Syneron owned by existing Syneron shareholders.

On January 5, 2010, the Company completed the Merger and acquired 100% of the outstanding common shares and voting interests of Candela. The results of Candela's operations have been included in the consolidated financial statements since that date. The transaction was accounted for under ASC 805. The Company expected to achieve significant synergies and cost reductions by eliminating redundant processes and facilities.

The acquisition date fair value of the consideration transferred totaled $ 73,024 which consisted of the following:

Ordinary shares (6,670,477 shares)	$69,306
Stock options	3,718

Total	$73,024

The fair value of the 6,670,477 ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the acquisition date and the fair value of the stock options issued was determined based on the binomial option pricing model.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Fair value

Assets:

Current assets	$89,450
Other assets (includes mainly deferred tax assets)	24,792
Property and equipment	2,391
Intangible assets (*)	24,010

Total identifiable assets acquired	140,643

Current liabilities	(45,427)
Deferred taxes	(8,778)
Long-term liabilities	(4,889)

Total identifiable liabilities assumed	(59,094)

Net identifiable assets acquired	81,549
Bargain purchase price (**)	(8,525)

Net assets acquired	$73,024

(*)	Of the $ 24,010 intangible assets acquired, $ 10,070 was assigned to developed technology (10 years useful life), $ 510 was assigned to in-process research and development asset which is not subject to amortization, $ 8,930 was assigned to customer relationship (6 years useful life), $ 3,300 was assigned to trade name (11 years useful life) and the remaining $ 1,200 was assigned to a non-compete covenant (3 years useful life).

(**)	The excess of fair value of the net assets acquired over the amount of consideration transferred was recorded in other income, net as part of operating expenses in Company's statements of operations (see also Note 16).

The Company recognized $ 2,564 and $ 1,920 of acquisition related costs that were expensed during the years ended December 31, 2010 and 2009, respectively. These costs are included in the consolidated statement of operations in the general and administrative expenses. The Company also recognized $ 660 in costs associated with issuing and registering the shares issued as consideration in the business combination. Those costs were deducted from the recognized proceeds of issuance within shareholders' equity.

j.	SBI (formerly known as Pharos Life Corporation):

	1.	On December 7, 2010 ("the acquisition date"), the Company acquired SBI, an aesthetic technology company based in Canada, in consideration of $ 2,409. Following the acquisition, the Company obtained control over SBI and holds 100% of SBI 's outstanding voting shares.

The Company has accounted for the acquisition and the control gained in accordance with ASC 805. The results of SBI's operations have been included in the consolidated financial statements since the acquisition date.

	2.	The acquisition date fair value of the consideration transferred totaled $ 2,409 which consisted of the following:

Contingent consideration to be settled in cash	$1,639
Contingent consideration settled in Syneron's shares	770

Total	$2,409

The contingent consideration arrangement requires the Company to pay up to $ 15,750 of consideration to SBI's former shareholders subject to reaching certain net revenue milestones in the twelve-month period ending May 31, 2013 and based on a specific mechanism agreed as part of the share purchase agreement.

The fair value of the contingent consideration arrangement at the acquisition date was $ 2,409. The Company estimated the fair value of the contingent consideration using a probability weighted discounted cash flow model with a discount rate of 19% and based on various probabilities for SBI to meet the net revenues milestone. As of December 31, 2011 and 2010, the contingent consideration fair value was $ 2,535 and $ 2,409, respectively.

3.	The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

	Fair value	Expected useful life

Cash	$69
Current assets	1,224
Property and equipment	225
Developed technology (1)	1,437	6 years
Distribution channels (2)	1,314	6 years

Total identifiable assets acquired	4,269

Current liabilities	(4,369)
Deferred tax liability	(885)

Total liabilities assumed	(5,254)

Net identifiable liabilities assumed	(985)
Goodwill	3,394

Net assets acquired	$2,409

(1)	The developed technology will be amortized using the straight-line method over its useful life which is estimated at 6 years.

(2)	The distribution channels will be amortized using a method which will reflect the consummation of such asset which is estimated at 6 years.

k.	Other acquisitions

After the balance sheet date the Company acquired Ultrashape Ltd for $12,000, acquired all the assets of TransPharma Medical Ltd. for $ 3,600 and invested in Juvenis Ltd. $1,000. Refer to Note 22 for further details.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

	a.	Use of estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

b.	Financial statements in U.S. dollars:

A major part of the Group's operations is carried out by the Company and its subsidiaries in the United States and Israel. The functional currency of these entities is the U.S. dollar ("dollar" or "$") as the revenues and a substantial portion of the costs are incurred in dollars.
Accordingly, monetary accounts maintained in currencies other than the dollar are re-measured into dollars in accordance with ASC 830, "Foreign Currency Matters" ("ASC 830"). All transaction gains and losses of the re-measurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses, as appropriate.
The functional currency of the remaining subsidiaries and associates in most instances is their relevant local currency. The financial statements of those companies are included in consolidation, based on translation into U.S. dollars. Assets and liabilities are translated at year-end exchange rates, while revenues and expenses are translated at monthly average exchange rates during the year in accordance with ASC 830. Differences resulting from translation are presented as a separate component, under accumulated other comprehensive income (loss) in equity.

c.	Principles of consolidation:

Beginning January 1, 2009, changes in the parent's ownership interest in a subsidiary with no change of control are treated as equity transactions, with any difference between the amount of consideration paid and the change in the carrying amount of the non-controlling interest, recognized in equity ("APIC").
The consolidated financial statements include the accounts of the Company and its -owned and majority-owned subsidiaries, in which the Company has a controlling voting interest or entities which are considered variable interest entities for which the Company is considered the primary beneficiary as such terms are determined in ASC 810. Inter-company balances and transactions have been eliminated upon consolidation.
The Company applies the provisions of ASC 810 which provides a framework for identifying variable interest entities ("VIE") and determining when a company should include the assets, liabilities, non-controlling interests and results of activities of a VIE in its consolidated financial statements. See also Note 1h.
Upon consolidation, the primary beneficiary initially records all of the VIE's assets, liabilities and non-controlling interests at fair value and subsequently accounts for the VIE as if it were consolidated based on a majority voting interest.

The Company is considered to be the primary beneficiary of RBT since the Company holds the power to direct the activities which significantly impact the economic performance of these entity and has either an obligation to absorb losses or the right to receive benefits from them that could potentially be significant to their operations.
The Company adopted in 2011 the new FASB accounting standard on consolidation of variable interest entities. This new accounting standard eliminates the mandatory quantitative approach in determining control for evaluating whether a VIE needs to be consolidated in favor of qualitative analysis, and requires an ongoing reassessment of control over such entities. The adoption of this new accounting standard did not impact the Company's consolidated financial statements.

d.	Cash and cash equivalents:

Cash and cash equivalents are short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.

e.	Bank deposits:

Bank deposits with original maturities of more than three months but less than one year are presented as part of short-term investments. Deposits are presented at their cost including accrued interest. Interest on deposits is recorded as financial income. As of December 31, 2011 and 2010, the Company held short-term interest bearing deposits in the amount of $ 23,771 and $ 1,192, respectively, with a weighted average interest of 2.23% and 3.5%, respectively.

f.	Marketable securities:

The Company classifies all of its marketable securities as available-for-sale securities in accordance with ASC 320, "Investment in Debt and Equity Securities". Such marketable securities consist primarily of U.S. government treasury bonds, U.S. agencies and government guaranteed debts which are stated at fair value. Unrealized gains and losses are comprised of the difference between market value and amortized costs of such securities and are reflected as "accumulated other comprehensive income (loss)" in equity. Realized gains and losses on marketable securities are included in earnings.
The Company applied FASB ASC 320-10 which requires the Other-Than-Temporary Impairment ("OTTI") for debt securities to be separated into (a) the amount representing the credit loss and (b) the amount related to all other factors. The Company typically invests in highly-rated securities, and its policy generally limits the amount of credit exposure to any one issuer. When evaluating the investments for OTTI, the Company reviews factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the issuer and any changes thereto, and the Company's intent to sell, or whether it is more likely than not that it will be required to sell, the investment before recovery of the investment's amortized cost basis.

The Company used a discounted cash flow analysis to determine the portion of the impairment that relates to the credit loss. To the extent that the net present value of the estimate of the present value of cash flows expected to be collected from the debt security discounted at the effective interest rate implicit in the security at the date of acquisition is less than the amortized cost basis of the security, the difference is considered credit loss and is recorded through earnings. Based on the above factors, the Company concluded that unrealized losses on its available-for-sale securities, for the year ended December 31, 2011, were not OTTI.
For the years ended December 31, 2010 and 2009, the Company recognized credit loss in earnings on certain investments in Auction Rate securities ("ARS") in the total amount of $ 119 and $ 173, respectively.

g.	Derivatives and hedging activities:

The Company implemented the requirements of ASC No. 815, "Derivatives and Hedging" which requires companies to recognize all of their derivative instruments as either assets or liabilities in the balance sheet at fair value. The accounting for changes in fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging transaction and further, on the type of hedging transaction. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. Due to the Company's global operations, it is exposed to foreign currency exchange rate fluctuations in the normal course of its business. The Company's policy allows it to offset the risks associated with the effects of certain foreign currency exposures through the purchase of foreign exchange forward or option contracts ("Hedging Contracts"). The policy, however, prohibits the Company from speculating on such Hedging Contracts for profit. To protect against the increase in value of forecasted foreign currency cash flow resulting from salaries paid in New Israeli Shekels ("NIS") during the year and for certain forecasted revenue transactions in currencies other than the U.S. dollar, the Company instituted a foreign currency cash flow hedging program. The Company hedges portions of the anticipated payroll of its Israeli employees denominated in NIS or revenues anticipated in currencies other than the U.S. dollar for a period of one to twelve months with Hedging Contracts. Accordingly, when the dollar strengthens against the NIS, the decline in present value of future foreign currency expenses is offset by losses in the fair value of the Hedging Contracts. Conversely, when the dollar weakens, the increase in the present value of future foreign currency expenses is offset by gains in the fair value of the Hedging Contracts. These Hedging Contracts are designated and qualify as cash flow hedges in 2011, while in 2010 these Hedging Contracts did not qualify as cash flow hedges.

For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Any gain or loss on a derivative instrument in excess of the cumulative change in the present value of future cash flows of the hedged item is recognized in current earnings during the period of change. As of December 31, 2011 and 2010, the Company had outstanding forward contracts with a notional amount of $ 3,036 and $ 800, respectively, and outstanding option contracts with a notional amount of $ 3,870 and $ 1,550, respectively.
Other derivative instruments that are designated and qualified as fair value hedging instruments consist of forward contracts that the Company uses to hedge monetary assets denominated in NIS. As of December 31, 2011 and 2010, the notional principal amount of the Hedging Contracts to sell U.S. dollars held by the Company was $ 15,000 and $ 0, respectively.

h.	Inventories:

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided for slow-moving items.
Cost is determined as follows:
Raw materials: using the first-in, first-out ("FIFO") method.
Work in process: on the basis of average costs, including materials, labor and other direct and indirect manufacturing costs.
Finished products: based on standard cost (which approximates actual cost on a first-in, first-out basis) which includes materials, labor and manufacturing overhead. Standard costs are monitored and updated as necessary, to reflect the changes in raw material costs and labor and overhead rates.
The Company regularly evaluates the ability to realize the value of inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product end of life dates, estimated current and future market values and new product introductions. Purchasing requirements and alternative usage are explored within these processes to mitigate inventory exposure. When recorded, the reserves are intended to reduce the carrying value of inventory to its net realizable value. Inventory of $ 31,169 and $ 22,720 as of December 31, 2011 and 2010, respectively, is stated net of inventory reserves of $ 4,742 and $ 4,827 in each year, respectively. If actual demand for the Company's products deteriorates, or market conditions are less favorable than those projected, additional inventory reserves may be required.

i.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates.
%

Computers, software, manufacturing and laboratory equipment	10 - 40 (mainly 33)
Office furniture, equipment	7 - 30 (mainly 15)
Leasehold improvements	The shorter of the term of the lease or the useful life of the asset
j.	Impairment of long-lived assets:

The Company's long-lived assets and identifiable intangibles subject to amortization are reviewed for impairment in accordance with ASC 360, "Property, Plant and Equipment", whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of the asset to the future undiscounted cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the asset exceeds its fair value. During 2011, the Company recorded an impairment charge in respect of its intangibles asset in the amount of $ 123 (refer also to Note 7(2)). During 2010, the Company recorded an impairment charge in respect of Fluorinex's intangible assets in the amount of $ 1,319. During 2009, no impairment losses were identified.

k.	Investments in affiliated companies:

All investments in affiliates are stated at cost since the Company does not have the ability to exercise significant influence over their operating and financial policies. The Company followed ASC 323, "Investments - Equity and Joint Ventures", to determine whether it should apply the equity method of accounting to investments in other-than-common stock, with regard to certain investments in preferred shares, and determined that they are not in substance common stock.
The Company's investment in the affiliated companies is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an investment may not be recoverable, in accordance with ASC 323-10. As of December 31, 2009, no impairment losses were identified. During 2011 and 2010, based on management's most recent analysis, the Company recognized an impairment loss of $ 9,387 and $ 850, respectively, relating to its investments (see also Note 7).

l.	Goodwill and intangible assets:

Goodwill and intangible assets have been recorded as a result of acquisitions. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired.
The Company applies ASC 350, "Intangibles - Goodwill and Other". Under ASC 350, goodwill is not amortized but instead tested for impairment at least annually (or more frequently if impairment indicators arise). The Company determined June 30 as the date of the annual impairment test for each of its reporting units. The Company operates in two operating segments: the Professional Aesthetic Devices ("PAD") segment (which is comprised of two reporting units and the Emerging Business Units ("EBU") segment (which is comprised of five reporting units).
ASC 350 prescribes a two-phase process for impairment testing of goodwill. The first phase screens for impairment while the second phase (if necessary) measures impairment.
In the first phase of impairment testing, goodwill attributable to the reporting units is tested for impairment by comparing the fair value of the reporting unit with its carrying value. The Company performs impairment test annually or more frequently if impairment indicators are present. Goodwill is allocated to the reporting units. Fair value is determined using discounted cash flows. Significant estimates used in the fair value methodologies include estimates of future cash flows, future growth rates and the weighted average cost of capital of the reporting units. As of December 31, 2011, 2010 and 2009, no impairment charge was recorded.

m.	Revenue recognition:

Revenues are recognized in accordance with ASC 605, "Revenue Recognition" when delivery has occurred, persuasive evidence of an agreement exists, the fee is fixed and determinable, collectability is reasonably assured and no further obligations exist. Provisions are made at the time of revenue recognition for any applicable warranty cost expected to be incurred. The Company does not grant a right of return for its products.
Other than pricing terms which may differ due to the different volumes of purchases between distributors and end-users, there are no material differences in the terms and arrangements involving direct and indirect customers.
All of the Company's products sold through agreements with distributors are non-exchangeable, non-refundable, non-returnable and without any rights of price protection or stock rotation. Accordingly, the Company considers all the distributors as end-users.
Deferred revenue includes unearned amounts received in respect of service contracts and amounts received from customers but not yet recognized as revenues.

Revenue from the sale of service contracts are recognized on a straight-line basis over the contract period. Revenues from services administered by the Company that are not covered by a service contract are recognized as the services are provided.
In respect of sale of systems with installation, the Company considers the elements in the arrangement to be a single unit of accounting. In accordance with ASC 605, the Company has concluded that its arrangements are generally consistent with the indicators suggesting that installation is not essential to the functionality of the Company's systems. Accordingly, installation is considered inconsequential and perfunctory relative to the system and therefore the Company recognizes revenue for the system and installation upon delivery to the customer in accordance with the agreement delivery terms once all other revenue recognition criteria have been met, and provides for installation costs as appropriate.
In October 2009, the FASB issued authoritative guidance Accounting Standards Update ("ASU") 2009-13, "Multiple Deliverable Revenue Arrangements" ("ASU 2009-13"), which applies to arrangements with multiple deliverables. The guidance eliminates the residual method of revenue recognition, on non-software arrangements, and allows the use of management's best estimate of selling price ("BESP") for individual elements of an arrangement when vendor-specific objective evidence ("VSOE") or third-party evidence ("TPE") is unavailable.
When a sales arrangement contains multiple deliverables, such as sales of products that include services, the multiple deliverables are evaluated to determine the units of accounting, and the entire fee from the arrangement is allocated to each unit of accounting based on the relative selling price. Under this approach, the selling price of a unit of accounting is determined by using a selling price hierarchy which requires the use of VSOE of fair value if available, TPE if VSOE is not available, or BESP if neither VSOE nor TPE is available. Revenue is recognized when the revenue recognition criteria for each unit of accounting are met.
The Company adopted ASU 2009-13 effectively on a prospective basis for revenue arrangements entered after January 1, 2011. The impact of the adoption of this guidance was immaterial to fiscal year 2011.
Prior to the adoption of ASU 2009-13, the Company's accounting policy complied with the requirements set forth in ASC 605-25, relating to the separation of multiple deliverables into individual accounting units with determinable fair values.
Under this approach, the Company establishes the selling price of the undelivered item based on TPE when available. When TPE is not available, the Company establishes the selling price of the undelivered item using BESP, which is based on standalone sales transactions and other sources of data available from which to estimate the volume of services provided during the term of the arrangement.

In addition, when product arrangements are bundled with separately priced extended warranty that falls under the scope of ASC 605- 20-25-1 through 25-6, revenues are deferred and recognized ratably over the extended warranty period.

n.	Research and development costs:

Research and development costs are charged to the statement of operations as incurred.

o.	Share-based compensation:

The Company measures and recognizes the compensation expense for all equity-based payments to employees and directors based on their estimated fair values in accordance with ASC 718, "Compensation-Stock Compensation". The Company estimates the fair value of employee stock options at the date of grant using a binomial valuation model and values restricted stock based on the market value of the underlying shares at the date of grant.
The Company recognizes compensation expenses for the value of its awards based on the straight line method over the requisite service period of each of the awards, net of estimated forfeitures. Estimated forfeitures are based on actual historical pre-vesting forfeitures.

p.	Basic and diluted net loss per share:

Basic net loss per share is computed based on the weighted average number of ordinary shares outstanding during each year. Diluted net loss per share are computed based on the weighted average number of ordinary shares outstanding during each year, plus the dilutive effect of options, RSU's and SAR's considered to be outstanding during each year, in accordance with ASC 260, "Earnings Per Share".

q.	Fair value of financial instruments:

The carrying amounts of financial instruments, including cash and cash equivalents, short-term bank deposits, marketable securities, accounts receivable, short-term bank credit, accounts payable and accrued liabilities, approximate fair value because of their generally short maturities.
The Company applies ASC 820, "Fair Value and Disclosure" ("ASC 820"). Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1 -	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets;

Level 2 -	Significant other observable inputs based on market data obtained from sources independent of the reporting entity;

Level 3 -	Unobservable inputs which are supported by little or no market activity (for example cash flow modeling inputs based on assumptions).

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company categorized each of its fair value measurements in one of these three levels of hierarchy.
Assets and liabilities measured at fair value on a recurring basis are comprised of marketable securities, hedging contracts and contingent consideration (see Note 4). The Company recorded contingent consideration resulting from business combinations completed after January 1, 2009 at its fair value on the acquisition date. Each reporting period thereafter, the Company revalues these obligations and records increases or decreases in their fair value as an adjustment to contingent consideration expense within the consolidated statement of operations. Changes in the fair value of the contingent consideration can result from adjustments to the discount rates and periods and updates in the assumed achievement or timing of any revenue milestones. These fair value measurements represent Level 3 measurements as they are based on significant inputs not observable in the market.
Assets measured at fair value on a nonrecurring basis in 2011 are an impaired intangible asset, and an impaired cost method investment. These fair value measurements represent Level 3 measurements as they are based on significant inputs not observable in the market.

r.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes". ASC 740 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to amounts more likely than not to be realized.
Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences if not related to an asset or liability for financial reporting.

The Company accounts for uncertain tax positions in accordance with ASC 740-10. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% (cumulative probability) likely to be realized upon ultimate settlement. The Company accrues interest and penalties related to unrecognized tax benefits in its provision for income tax.

s.	Employee benefit plan:

Certain of the Company's employees are eligible to participate in a defined contribution pension plan ("the Plan"). Participants in the Plan may elect to defer a portion of their pre-tax earnings into the Plan, which is run by an independent party. The Company makes pension contributions at rates varying up to 10% of the participant's pensionable salary. Contributions to the Plan are recorded as an expense in the consolidated statements of operations.
Candela's U.S. operations maintain a retirement plan (the "Candela U.S. Plan") that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Participants in the Candela U.S. Plan may elect to defer a portion of their pre-tax earnings, up to the Internal Revenue Service annual contribution limit. Candela matches 100% of each participant's contributions up to a maximum of 6% of the participant's base pay. Each participant may contribute up to 15% of base remuneration. Contributions to the Candela U.S. Plan are recorded during the year contributed as an expense in the consolidated statements of operations.
Total contributions for the years ended December 31, 2011 and 2010 were $ 297, $ 320, respectively.
Syneron's U.S. operations maintain a retirement plan (the "Syneron U.S. Plan") that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code. Participants in the Syneron U.S. Plan may elect to defer a portion of their pre-tax earnings, up to the Internal Revenue Service annual contribution limit. The Company matches 100% of each participant's elective deferrals that do not exceed 3% of the participant's compensation, plus 50% of the portion of the participant's elective deferrals on the next 2% of compensation for the Plan year. Each participant may contribute from 1% to 50% of compensation on a pretax basis up to the maximum permitted by the Internal Revenue Code. Contributions to Syneron's U.S. Plan are recorded during the year contributed as an expense in the consolidated statements of operations.

Total contributions for the years ended December 31, 2011, 2010 and 2009 were $ 166, $ 201 and $ 119, respectively.
Severance pay:
The Company's liability for severance pay to its Israeli employees is calculated pursuant to the Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date. Employees are entitled to one month's salary for each year of employment or portion thereof. The Company's liability for all of its Israeli employees is covered by monthly deposits for insurance policies and by an accrual. The value of these policies is recorded as an asset on the Company's balance sheet.
The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to the Israeli Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrender value of these policies, and includes immaterial profits accumulated up to the balance sheet date.

The majority of the Company's agreements with its employees in Israel are in accordance with section 14 of the Israeli Severance Pay Law. Upon contribution of the full amount of the employee's monthly salary, and release of the policy to the employee, no additional legal obligation exists between the parties and no additional payments are made by the Company to the employee; therefore related assets and liabilities are not presented in the balance sheet.
Severance pay expenses for the years ended December 31, 2011, 2010 and 2009 amounted to approximately $ 755, $ 638 and $ 652, respectively.

t.	Shipping and handling costs:

Shipping and handling costs, which amounted to $ 4,408, $ 3,611 and $ 1,462 for the years ended December 31, 2011, 2010 and 2009, respectively, are included in sales and marketing expenses in the consolidated statements of operations. Shipping and handling costs include all costs associated with the distribution of finished products, consumables and spare parts from the Company's point of manufacturing directly to customers, distributors and international subsidiaries.

u.	Advertising expenses:

Advertising expenses are charged to the statements of operations, as incurred. Advertising expenses for the years ended December 31, 2011, 2010 and 2009 were $ 5,723, $ 2,727 and $ 2,421, respectively.

v.	Legal expenses:

Legal expenses are charged to the statement of operations, as incurred.
w.	Concentration of credit risk:

Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents, bank deposits, derivative instruments, marketable securities, and trade receivables.
The majority of the Group's cash and cash equivalents and banks deposits are invested in dollar instruments of major banks in Israel and in the United States. Management believes that the financial institutions that hold the Company's investments are institutions with high credit standing and that, accordingly, low credit risk exists with respect to these investments.
The Company's marketable securities include investments in highly rated debentures of U.S. and Israeli, Corporations and governmental bonds. Based on the above and the fact that the portfolio is well diversified, management believes that low credit risk exists with respect to these marketable securities. As a result of the recent turmoil in capital markets, the Company has implemented additional measures with respect to its investment policy. Such measures include among others: reducing credit exposure to corporate sector securities and increasing the overall credit quality of the portfolio.

The Company and its subsidiaries have no material off-balance sheet concentration of financial instruments subject to credit risk such as foreign exchange contracts, option contracts or other hedging arrangements.

The Company's trade receivables are derived mainly from sales to large independent distributors and to end-users world-wide. The Company performs ongoing credit evaluations of its customers. An allowance for doubtful accounts is determined with respect to those specific amounts that the Company has determined to be doubtful of collection.
The following table provides details of the change in the Company's allowance for doubtful accounts as of December 31, 2011, 2010 and 2009:

	2011	2010	2009

Balance at the beginning of the year	$5,891	$7,561	$5,876
Charged to expenses, net of recoveries	(847)	2,783	3,336
Write- off	(2,473)	(3,923)	(1,974)
Exchange rate	64	(530)	323

Balance at the end of the year	$2,635	$5,891	$7,561
The Company is subject to risks common to companies in the aesthetic laser industry, including (i) the Company's ability to successfully complete preclinical and clinical development and obtain timely regulatory approval and adequate patent and other proprietary rights protection of its products and services, (ii) the content and timing of decisions made by the Food & Drug Administration and other agencies regarding the procedures for which the Company's products may be approved, (iii) the ability of the Company to manufacture adequate supplies of its products for development and commercialization activities, (iv) the accuracy of the Company's estimates of the size and characteristics of markets to be addressed by the Company's products and services, (v) market acceptance of the Company's products and services, and (vi) the accuracy of the Company's information concerning the products and resources of competitors and potential competitors.
In addition, part of the Group companies (mainly Syneron) outsources the manufacturing of their products to two subcontractors located in Israel. These subcontractors have limited manufacturing capacity that may be inadequate if customers place orders for unexpectedly large quantities of products. In addition, because the Company's subcontractors are located in Israel, they on occasion may feel the impact of potential economic or political instability in the region. If the operations of one or more of these subcontractors were halted or limited, even temporarily, or if they were unable or unwilling to fulfill large orders, the Company could experience business interruption, increased costs, damage to the Company's reputation and loss of customers. In addition, qualifying new subcontractors could take several months. Management believes that the above mentioned risk is mitigated by diversification of production where each product is manufactured by more than one subcontractor. In addition, most of the subcontractors are affiliated with international firms and, if needed, a temporary solution could be found by shifting manufacturing out of Israel.
Many of the components that comprise the Company's products are currently manufactured by a limited number of suppliers. Although most of the components are obtained from at least three separate suppliers, the Company does not have the ability to manufacture these components. A supply interruption or an increase in demand beyond current suppliers' capabilities could harm the Company's ability to manufacture its products until it identifies and qualifies a new source of supply, which could take several months.
Any interruption in the supply of components or materials, or the Company's inability to obtain substitute components or materials from alternate sources at acceptable prices in a timely manner, could impair the ability to meet the demands of the Company's customers, which would have an adverse effect on the Company's business.

x.	Warranty:

The Company generally provides a one-year to three-year standard warranty for its products, depending on the type of product and the country in which the Company does business. The Company records a provision for the estimated cost to repair or replace products under warranty at the time of sale. Factors that affect the Company's warranty reserve include the number of units sold, historical and anticipated rates of warranty repairs and the cost per repair.
The following table provides details of the change in the Company's product warranty accrual, which is a component of other accrued liabilities in the consolidated balance sheets for the years ended December 31, 2011 and 2010:

	2011	2010

Warranty provision at the beginning of the year	$6,854	$2,679
Warranty accounts related to the acquisition of Candela	-	3,980
Charged to costs and expenses relating to new sales	7,856	8,202
Costs of product warranty claims	(8,196)	(8,007)

Warranty provision at the end of the year	$6,514	$6,854
At December 31, 2011, the short-term and long-term accrued warranty provision amounted to $ 5,950 and $ 564, respectively. At December 31, 2010, the short-term and long-term warranty provision amounted to $ 5,780 and $ 1,074, respectively.

y.	Comprehensive income (loss):

The Company reports comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". This Statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in equity during the period except those resulting from investments by, or distributions to, stockholders. The Company determined that items of other comprehensive income relate to unrealized gains and losses on available-for-sale marketable securities, hedging contracts and currency translation adjustments.

z.	Treasury shares:

The Company repurchases its ordinary shares from time to time on the open market and holds such shares as treasury stock. The Company presents the cost to repurchase treasury stock as a reduction in equity.
aa.	Reclassifications:

Certain comparative figures have been reclassified to conform to the current year presentation.
The Company has reclassified shipping and handling expenses previously included in cost of revenues of $ 2,468 as selling and marketing expenses for the year ended December 31, 2010, resulting in a decrease in cost of revenues from $ 101,099 to $ 98,631 and an increase in selling and marketing expenses from $ 63,429 to $ 65,897.

ab.	Impact of recently issued accounting standards:

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). This newly issued accounting standard clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This ASU is effective on a prospective basis for annual and interim reporting periods beginning on or after December 15, 2011. The Company is currently evaluating the possible impact of ASU 2011-04 on its consolidated financial statements.
In June 2011, the FASB issued ASU No. 2011-05, Topic 220 - Presentation of Comprehensive Income ("ASU 2011-05"), which requires an entity to present total comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements and eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. This guidance is effective for fiscal years and interim periods, beginning after December 15, 2011. The Company's adoption of ASU 2011-05 is not expected to have an impact on the Company's financial position or results of operations.

In September 2011, the FASB issued ASU No. 2011-08, Topic 350 - Intangibles - Goodwill and Other ("ASU 2011-08"), which amends Topic 350 to allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. An entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based the qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. This guidance is effective for annual and interim goodwill tests performed for years beginning after December 15, 2011. Early adoption is permitted. The Company is currently evaluating the possible impact of ASU 2011-08on its consolidated financial statements.

In December 2011, the FASB issued ASU No. 2011-11, Topic 2010 - Balance Sheet ("ASU 2011-11"), which contains new disclosure requirements regarding the nature of an entity's rights of set off and related arrangements associated with its financial instruments and derivative instruments. Under U.S. GAAP, certain derivative and repurchase agreement arrangements are granted exceptions from the general off-setting model. To facilitate comparison between financial statements prepared under U.S. GAAP and IFRS, the new disclosure requirement will provide financial statement users information regarding both gross and net exposures. This guidance is effective for annual and interim financial statements beginning on or after January 1, 2013. Retrospective application is required. The Company does not set off related arrangements associated with its financial instruments and derivative instruments. The Company is currently evaluating the possible impact of ASU 2011-11 on its consolidated financial statements.
In December 2011, the FASB issued Accounting Standards Update No. 2011-12, Topic 220 - Comprehensive Income ("ASU 2011-12"), which indefinitely deferred indefinitely certain provisions of ASU 2011-05, including the requirement to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and the statement in which other comprehensive income is presented. This amendment is effective for both annual and interim financial statements beginning after December 15, 2011. The Company is currently evaluating the possible impact of ASU 2011-12 on its consolidated financial statements.

AVAILABLE-FOR-SALE MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2011
AVAILABLE-FOR-SALE MARKETABLE SECURITIES [Abstract]
AVAILABLE-FOR-SALE MARKETABLE SECURITIES
NOTE 3:-	AVAILABLE-FOR-SALE MARKETABLE SECURITIES

	December 31, 2011
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Market value

Money market funds	$23,091	$4	$(20)	$23,075

Available-for-sale - matures within one year:
Government debentures - fixed interest rate	14,331	6	-	14,337
Government sponsored enterprises - fixed interest rate	7,011	-	-	7,011
Corporate debentures - fixed interest rate	23,022	39	(29)	23,032

	44,364	45	(29)	44,380
Available-for-sale - matures after one year through three years:
Government debentures - fixed interest rate	8,688	188	(69)	8,807

Corporate debentures - fixed interest rate	8,448	32	(2)	8,478

	17,136	220	(71)	17,285

Available-for-sale - matures after five years:
ARS	1,482	-	(169)	1,313

	$86,073	$269	$(289)	86,053

Reclassification of certain securities to long-term				15,590

				$70,463

	December 31, 2010
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Market Value

Money market funds	$5,541	$-	$-	$5,541

Available-for-sale - matures within one year:
Government debentures - fixed interest rate	2,074	-	-	2,074
Government sponsored enterprises - fixed interest rate	84,107	48	(20)	84,135
Corporate debentures - fixed interest rate	1,226	19	-	1,245

	87,407	67	(20)	87,454
Available-for-sale - matures after one year through three years:
Government debentures - fixed interest rate	2,230	156	-	2,386
Government sponsored enterprises - fixed interest rate	24,787	7	(41)	24,753
Corporate debentures - fixed interest rate	9,514	92	(26)	9,580

	36,531	255	(67)	36,719
Available-for-sale - matures after three years through five years:
Government debentures - fixed interest rate	1,521	134	-	1,655
Government sponsored enterprises - fixed interest rate	14,875	29	(170)	14,734

	16,396	163	(170)	16,389
Available-for-sale - matures after five years:
ARS	6,790	-	(373)	6,417

	$152,665	$485	$(630)	152,520
Reclassification of certain securities to long-term				37,721

				$114,799

The table below shows the fair value of investments in available-for-sale securities that have been in an unrealized loss position for less than 12 months or for 12 months or longer as of December 31, 2011:

	Less than 12 months		12 months or longer		Total (*)
	Fair value	Unrealized losses	Fair Value	Unrealized losses	Fair Value	Unrealized losses

Government sponsored enterprises	$5,099	$69	$-	$-	$5,099	$69
Corporate debentures	14,902	31	-	-	14,902	31
ARS	-	-	1,313	169	1,313	169
Money market funds	18,848	20	-	-	18,848	20

	$38,849	$120	$1,313	$169	$40,162	$289

(*)	As of December 31, 2011, there were 52 securities in a loss position.

For the years ended December 31, 2011, 2010 and 2009, the Company recognized gross realized gains of $ 47, $ 4 and $ 76, respectively, and gross realized losses of $ 42, $ 0.1 and $ 158, respectively. The Company determines realized gains or losses on the sale of marketable securities on a specific identification method, and reflects such gains and losses as a component of financial income, net, in the Company's consolidated statements of operations.

FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENT [Abstract]
FAIR VALUE MEASUREMENT
NOTE 4:-	FAIR VALUE MEASUREMENT

The Company measures its marketable securities and foreign currency derivative contracts at fair value. Marketable securities are classified within Level 1 or Level 2 because they are valued using quoted market prices or alternative pricing sources and models utilizing market observable inputs. Foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. Investments in ARS and liabilities with respect to contingent consideration are classified within Level 3 because they are valued using valuation techniques. Some of the inputs to these models are unobservable in the market and are significant.

The Company's financial assets and liabilities measured at fair value on a recurring basis, consisted of the following types of instruments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total

Assets:
Corporate debentures	$-	$31,510	$-	$31,510
ARS	-	-	1,313	1,313

Government sponsored enterprises	-	30,155	-	30,155
Money markets funds	23,075	-	-	23,075
Foreign currency derivatives	-	1,100	-	1,100

Total	$23,075	$62,765	$1,313	$87,153

Liabilities:
Contingent consideration	$-	$-	$2,535	$2,535

Total	$-	$-	$2,535	$2,535

The Company's financial assets and liabilities measured at fair value on a recurring basis, consisted of the following types of instruments as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Corporate debentures	$-	$10,825	$-	$10,825
ARS	-	-	6,417	6,417
Government debentures	6,115	-	-	6,115
Government sponsored enterprises	-	123,622	-	123,622
Money markets funds	5,541	-	-	5,541
Foreign currency derivatives	-	162	-	162

Total	$11,656	$134,609	$6,417	$152,682

Liabilities:
Contingent consideration	$-	$-	$11,365	$11,365

Total	$-	$-	$11,365	$11,365

Consistent with the Company's investment policy guidelines, the ARS investments held by the Company all had AAA/Aaa credit ratings at the time of purchase. With the liquidity issues experienced in global credit and capital markets, the ARS held by the Company at December 31, 2010 have experienced multiple failed auctions as the amount of securities submitted for sale has exceeded the amount of purchase orders.

The estimated fair value of the Company's ARS holdings in collateralized debt obligations and a particular ARS investment as of December 31, 2011 and 2010 were $ 10, for both years, which reflects cumulative impairment of $ 2,740 below their cost. Based on respective valuation models and an analysis of other-than-temporary cumulative impairment factors, the Company recorded an impairment charge of $ 0 for the year ended December 31, 2011 and $ 119 for the year ended December 31, 2010, reflecting the portion of ARS holdings that the Company concluded have other-than-temporary decline in value (for legal claims regarding investments in ARS, see also Note 15c).

The table below presents the changes in Level 3 investments measured on a recurring basis:

	2011	2010

Balance at the beginning of the year	$6,417	$8,905
Transfer into Level 3	-	-
Redemption at par value	-	(1,900)
Changes in realized and unrealized gains and losses included in earnings	246	265
Credit loss on securities for which other-than-temporary impairment was not previously recognized	-	(119)
Sales (*)	(5,350)	(771)
Changes in unrealized losses included in Other comprehensive income	-	37

Balance at the end of the year	$1,313	$6,417

(*)	During 2011, the Company sold ARS with par value of $ 5,350 for a total consideration of $ 5,350, which reflects a gain of $ 42 over the carrying amount. During 2010, the Company sold ARS with par value of $ 5,300 for a total consideration of $ 771, which reflects a gain of $ 265 over the carrying amount.

The table below presents the changes in Level 3 contingent consideration obligations measured on a recurring basis:

	2011	2010

Fair value at the beginning of the year	$11,365	$7,331
Acquisition date fair value of contingent consideration related to acquisition	-	2,409
Changes in the fair value of contingent consideration, net	(8,830)	1,625

Fair value at the end of the year	$2,535	$11,365

The Company's valuations for Primaeva's contingent consideration were determined based upon the probability of reaching certain net revenue milestones over a three-year period ending December 31, 2012 with a range of possible outcomes from $ 0  to $ 23,000. The fair value of the outcome was calculated based on reaching certain net revenue milestones which was then discounted to present value at a rate of 18% using a term-appropriate risk-free rate plus a spread commensurate to the Company's credit rating as of the valuation date. As of December 31, 2011 and 2010, the contingent consideration fair value was $ 0  and $ 8,956, respectively. Based on the actual revenues in 2011 and management's most recent analysis, forecasts and estimates, the probability that the Company will be required to pay to Primaeva's former shareholders any contingent consideration is remote. The Company recorded in 2011 a gain in the amount of $ 8,956 and in 2010 a loss in the amount of $ 1,625 in the Company's statements of operations under "other expenses (income), net".

The Company's valuations for SBI's contingent consideration were determined based upon the probability of reaching certain net revenue milestones over a twelve-month period ending May 31, 2013 with a maximum outcome of $ 15,750. The fair value of the outcome was calculated based on reaching certain net revenue milestones which was then discounted to present value at a rate of Libor + 3.5%. As of December 31, 2011 and 2010, the contingent consideration fair value was $ 2,535 and $ 2,409, respectively. The Company recorded in 2011 and 2010 a loss in the amount of $ 126 and $ 0, respectively, in the Company's statements of operations under "other expenses (income), net".

Assets measured at fair value on a nonrecurring basis:

Level 3 assets measured on a nonrecurring basis at December 31, 2011 and 2010 consisted of intangible assets and investment in affiliated companies. As of December 31, 2011 and 2010, certain intangible assets were written down to their estimated fair values of $ 530 and $ 805, resulting in an impairment charge of $ 123 and $ 1,319, respectively which were included in other expenses (income), net in the Statement of Operations. The fair value for such assets were calculated by a third party appraisal using the discounted cash flow which uses significant unobservable inputs which require significant management judgment due to the absence of quoted market prices or observable inputs for assets of a similar nature. See also Note 16 and Note 7.

During 2011, an investment in affiliated company with a carrying amount of $ 9,387 was written down to its estimated fair values of $ 0, resulting in an impairment charge of $ 9,387. During 2010, an investment in another affiliated company with a carrying amount of $ 1,050 was written down to its estimated fair value of $ 200, resulting in an impairment charge of $ 850. Impairment charges were recorded in the Company's statements of Operations under "other expenses (income), net".

OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES	12 Months Ended
Dec. 31, 2011
OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES [Abstract]
OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES
NOTE 5:-	OTHER ACCOUNTS RECEIVABLE AND PREPAID EXPENSES

	December 31,
	2011	2010

Prepaid expenses	$4,340	$5,053
Deferred taxes	1,619	7,603
Government authorities	903	641
Deposits with escrow agent	-	250
Derivative instruments	1,100	162
Other receivables	929	159

	$8,891	$13,868

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES [Abstract]
INVENTORIES
NOTE 6:-	INVENTORIES

	December 31,
	2011	2010

Raw materials	$10,986	$9,581
Work in process	1,772	419
Finished products	18,411	12,720

	$31,169	$22,720

INVESTMENTS IN AFFILIATED COMPANIES	12 Months Ended
Dec. 31, 2011
INVESTMENTS IN AFFILIATED COMPANIES [Abstract]
INVESTMENTS IN AFFILIATED COMPANIES
NOTE 7:-	INVESTMENTS IN AFFILIATED COMPANIES

	December 31,
	2011	2010

Investment in QRay Ltd. ("QRay") (1)	$200	$200
Investment in a existing customer (2)	-	7,769

	$200	$7,969

(1)	The Company invested $ 1,050 in QRay in consideration of 9% of QRay's share capital.

During 2010, the Company wrote down the carrying amount of the investment in QRay from $ 1,050 to its fair value of $ 200. The fair value of the investment in QRay was calculated by a third party appraisal using various valuation techniques and significant unobservable inputs (Level 3). The impairment charges are included in "other income, net" in operating expenses in the Statements of Operations. The Company determined that the estimated fair value of QRay of as of December 31, 2011 is not less than its carrying value.

(2)
On November 22, 2010, the Company entered into an exclusive supply agreement ("the agreement") with an existing customer of the Company ("the customer"). In connection with such agreement, the Company invested $ 9,169 in exchange for preferred units which constitute an immaterial percentage of the customer's equity. The Company recorded the fair value of the preferred units received as part of the investments in affiliated companies and the fair value of the exclusive supply right in the amount of $ 1,400 was recorded as part of the intangible assets (see also Note 9) based on its fair value as was calculated by a third party appraisal.

On October 5, 2011, the Company invested in this customer an additional $ 3,200 in exchange for additional preferred units. In December 2011, this customer filed for bankruptcy under protection of Chapter 11 of the U.S. Bankruptcy Code from which it emerged at the end of January 2012. The Company expects to continue doing business under a new exclusive supply agreement concluded with this customer under its new ownership. During 2011, the Company wrote off $ 9,387 and $ 123, reflecting losses related to the Company's investment in this customer and the original exclusive supply agreement, respectively (see also Note 4). Impairment charges were recorded in the Company's statements of operations under "other expenses (income), net".

PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 8:-	PROPERTY AND EQUIPMENT, NET

	December 31,
	2011	2010

Cost:

Computers, software, manufacturing and laboratory equipment	$9,636	$8,460
Leasehold improvements	1,865	1,705
Office furniture and equipment	2,105	1,325

	13,606	11,490
Accumulated depreciation:

Computers, software, manufacturing and laboratory equipment	6,845	5,683
Leasehold improvements	1,696	1,263
Office furniture and equipment	910	515

	9,451	7,461

Depreciated cost	$4,155	$4,029

Depreciation expenses for the years ended December 31, 2011, 2010 and 2009 were $ 1,990, $ 2,473 and $ 1,233, respectively.

INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS, NET [Abstract]
INTANGIBLE ASSETS, NET
NOTE 9:-	INTANGIBLE ASSETS, NET

	Weighted average	December 31,
	useful life	2011	2010

Original cost:

Patent	2.2	$1,899	$1,899
Distribution agreements	3.5	1,600	1,600
Brand name	2.0	295	295
In process R&D (*)	2.0	773	773
Developed technologies (*)	4.1	29,533	29,533
Trade name	5.5	3,300	3,300
Non-compete covenant	1.5	1,200	1,200
Customer relationships	2.3	8,930	8,930
Distribution exclusivity (*)	1.8	1,632	1,400

		49,162	48,930
Accumulated amortization:

Patent		1,899	1,670
Distribution agreements		363	286
Brand name		206	161
Developed technology		7,017	2,901
Trade name		600	300
Covenant not to compete		800	400
Customer relationships		5,717	3,573
Distribution exclusivity		747	-

		17,349	9,291

Amortized cost		$31,813	$39,639

(*)	During the years ended December 31, 2011 and 2010, the Company recorded an impairment charge in the total amount of $ 123 and $ 1,319, respectively. The impairment charge was attributed to in-process R&D and developed technology in 2010 in the amounts of $ 720 and $ 599, respectively, and to distribution exclusivity license in 2011 in the amount of $ 123. No impairment was recognized in 2009.

During 2011, 2010 and 2009, the Company recorded amortization expenses in the amount of $ 8,058, $ 6,908 and $ 694, respectively. The annual amortization expense relating to intangible assets as of December 31, 2011 is estimated to be as follows:

2012	$6,694
2013	5,712
2014	4,526
2015	4,648
2016	3,850
Thereafter	6,383

Total	$31,813

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL [Abstract]
GOODWILL
NOTE 10:-	GOODWILL

Changes in goodwill for the years ended December 31, 2011 and 2010, by reporting unit are as follows:

	Syneron	LI	Fluorinex	RBT	SBI	Total

As of January 1, 2010	$8,206	$2,875	$1,501	$2,528	$-	$15,110
Acquisitions and others	-	75	-	-	3,394	3,469

As of December 31, 2010	8,206	2,950	1,501	2,528	3,394	18,579
Acquisitions and others	-	55	-	-	233	288

As of December 31, 2011	$8,206	$3,005	$1,501	$2,528	$3,627	$18,867

SHORT TERM BANK CREDIT	12 Months Ended
Dec. 31, 2011
SHORT TERM BANK CREDIT [Abstract]
SHORT TERM BANK CREDIT
NOTE 11:-	SHORT-TERM BANK CREDIT

As part of the acquisition of SBI (see also Note 1j), the Company assumed SBI's short-term bank credit lines. The credit lines were obtained at an average interest rate of 3.0%. During February 2011, the Company repaid the entire amounts under SBI's credit lines.

During December 2011, RBT obtained a line of credit of up to $ 2,000 that bears interest at LIBOR plus 2.3%. As of December 31, 2011, the Company utilized a total of $ 1,082 of this line of credit.

DEFERRED REVENUES	12 Months Ended
Dec. 31, 2011
DEFERRED REVENUES [Abstract]
DEFERRED REVENUES
NOTE 12:-	DEFERRED REVENUES

The Company offers extended service contracts that may be purchased after the standard warranty period has expired. Service contracts may be purchased for periods of one to five years. The Company recognizes service contract revenue ratably over the life of the contract.

The following table reflects changes in the Company's deferred revenue during the years ended December 31, 2011 and 2010:

	2011	2010

Balance at the beginning of the year	$17,960	$5,108
Accounts related to the acquisition of Candela	-	18,211
Deferral of new sales	27,908	20,360
Recognition of previously deferred revenue	(30,206)	(25,719)

Balance at the end of the year	$15,662	$17,960

The following table reflects the Company's current and long-term deferred revenues:

	December 31,
	2011	2010

Total deferred revenues	$15,662	$17,960
Less - current portion	11,550	13,432

Long-term deferred revenues	$4,112	$4,528

OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2011
OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES [Abstract]
OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES
NOTE 13:-	OTHER ACCOUNTS PAYABLE AND ACCRUED EXPENSES

	December 31,
	2011	2010

Warranty accruals	$5,950	$5,780
Accrued expenses	11,051	11,408
Accrued commission	3,202	3,172
Employees and related expenses	10,043	9,517
Tax authorities	8,206	7,213
Other payables (see Note 22 d)	3,252	1,101

	$41,704	$38,191

DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2011
DERIVATIVE INSTRUMENTS [Abstract]
DERIVATIVE INSTRUMENTS
NOTE 14:-	DERIVATIVE INSTRUMENTS

The fair values of outstanding derivative instruments were as follows:

		Fair value of derivative instruments
		December 31,
	Balance sheet location	2011	2010

Derivatives designated and qualified as cash flow hedging instruments:
Foreign exchange forward contracts	Other accounts receivable and prepaid expenses	$144	$-
Foreign exchange option contracts	Other accounts receivable and prepaid expenses	(5)	-
Derivatives designated and qualified as fair value hedging instruments:
Foreign exchange forward contracts	Other accounts receivable and prepaid expenses	639	-
Total derivatives designated as hedging instruments		$778	$-

Derivatives not designated as hedging instruments:
Foreign exchange forward contracts	Other accounts receivable and prepaid expenses	$322	$73
Foreign exchange option contracts	Other accounts receivable and prepaid expenses	-	89

Total derivatives not designated as hedging instruments		$322	$162

The effect of derivative instruments in cash flow hedging relationships in the statement of operations and other comprehensive income ("OCI") is summarized below:

	Amount of gain (loss) recognized in accumulated OCI (effective portion)
	Year ended December 31,
	2011	2010	2009

Foreign exchange forward contracts	$77	$-	$-
Foreign exchange option contracts	25	-	-

Total	$102	$-	$-

	Amount of gain (loss) reclassified from accumulated OCI into income (effective portion)
	Year ended December 31,
	2011	2010	2009

Revenues	$77	$-	$-
Operating expenses	25	-	-

Total	$102	$-	$-

	Gain (loss) recognized in income on derivatives

		December 31,
	Location	2011	2010	2009

Derivatives not designated as hedging instruments:
Foreign exchange forward contracts	Financial income, net	$93	$222	$(51)
Foreign exchange option contracts	Financial income, net	(28)	74	(25)

Total		$65	$296	$(76)

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15:-	COMMITMENTS AND CONTINGENCIES

	a.	Royalties:

1.
In June 2004, the Company entered into an agreement effective from December 1, 2003 until 2021, for using the know-how of Tensor Technologies LLC ("Tensor"). For the usage of the know-how, the Company is obligated to pay royalties, at a rate of 4.5%, on sales of certain products to its distributors and subsidiaries.
Royalty expenses that amounted to $ 525, $ 602 and $ 461 for the years ended December 31, 2011, 2010 and 2009, respectively, and were recorded as part of cost of revenues. See c.2 below for legal proceedings with Tensor.

2.	Candela has an agreement with the Regents of the University of California ("Regents") for exclusive license rights to the Dynamic Cooling Device ("DCD"), subject to certain limited license rights of Cool Touch, Inc. ("Cool Touch"), in the following fields of use: procedures that involve skin resurfacing and rejuvenation, vascular skin lesions, and laser hair removal. Cool Touch, a subsidiary of New Star Technology, Inc., obtained a license to the DCD on a co-exclusive basis with the Company, in certain narrower fields of use.

Candela's agreement with the Regents called for an annual license fee, for calendar years up to 2011, of $ 300 and a minimum annual royalty obligation of $ 500. The multi-year annual fee of $ 300 was paid to the Regents in a lump sum of $ 3,000 and is being amortized over the remaining life of the patent agreement, which as of December 31, 2011 was approximately three and a half years. The royalty and the amortization of the annual license fee payment are reflected in the Company's consolidated statement of operations.

As of December 31, 2011 and 2010, the unamortized portion of the license fee payment is reflected as follows: $ 300 is included in other receivables for both years and $ 750 and $ 1,050 are included in long-term assets, respectively. Royalty expenses were recorded as part of cost of revenues and amounted to $ 2,529 and $ 2,552 for the years ended December 31, 2011 and 2010, respectively.
On June 30, 2011 Candela signed on an amendment to the license agreement effective July 1, 2011, which provides that for an annual license fee of $300, Candela's royalty obligation was reduced to 3% up to a certain level of net sales and 2% above such level.

b.	Leases:

The Company leases several facilities and automobiles under non-cancelable lease agreements. The facility leases can be adjusted for increases in maintenance and insurance costs above specified levels. In addition, certain facility leases contain escalation provisions based on certain inflationary indices. These operating leases expire in various years through fiscal year 2017. These leases may be renewed for periods ranging from one to five years.

The future minimum lease commitments of the Company under various non-cancelable operating lease agreements as of December 31, 2011, are as follows:
Year ended December 31,

2012	$4,148
2013	2,926
2014	994
2015	624
2016	295
2017	197

$9,184
Rent expenses amounted to $ 2,968, $ 3,391 and $ 989 for the years ended December 31, 2011, 2010 and 2009, respectively (2011 and 2010 expenses included Candela).

c.	Legal claims:

1.
Our subsidiary, Syneron Inc., and our indirect wholly owned subsidiary, Candela Corporation (Candela), were each involved in separate patent infringement lawsuits brought by Palomar Medical Technologies, Inc. (Palomar) and Massachusetts General Hospital ("MGH"), alleging infringement of U.S. Patent Nos. 5,595,568 (the '568 Patent) and 5,735,844 (the '844 Patent) by Syneron Inc.'s and Candela's hair removal products, respectively. On September 16, 2011, Syneron Inc., Candela, and Syneron Medical Ltd. entered into a comprehensive settlement agreement with Palomar and MGH ending the patent disputes on mutually agreeable terms. The comprehensive settlement agreement includes two Non-Exclusive Patent Licenses. Under the first agreement, Palomar granted Syneron Inc. and its Affiliates (including Syneron Medical Ltd. and Candela) a non-exclusive, worldwide, fully paid-up, and irrevocable license to the '568 and '844 Patents and foreign counterparts for their professional laser and lamp-based hair removal systems. Pursuant to this agreement, we paid Palomar $31 million, and Palomar received a royalty free license to certain Candela patents. Under the second agreement, Palomar granted Syneron Inc. and its Affiliates (including Syneron Medical Ltd. and Candela) a non-exclusive, royalty bearing license in the U.S. to the '568 and '844 Patents for consumer home-use lamp- based hair removal products. We will pay royalties to Palomar on sales of such products in the U.S. as follows: a 5% royalty up to a certain level of cumulative sales, then 6.5% up to another level of cumulative sales, and 7.5% on all cumulative sales thereafter. In addition, Palomar received a royalty-free license to certain Syneron Medical Ltd. and Candela patents.

2.
On December 23, 2008, the Company received a letter from Tensor claiming that the Company was in breach of its royalty payment obligations to Tensor pursuant to a License Agreement dated June 24, 2004 between the Company and Tensor (as amended). On February 19, 2009, the Company sent Tensor a letter denying Tensor's claims and denying any royalty payment obligations to Tensor whatsoever. The Company submitted the matter for arbitration, agreed upon an arbitrator and started the arbitration process. On August 30, 2009, a statement of claim was served by Tensor against the Company in the amount of $2,618. On November 1, 2009, the Company submitted a statement of defense and a countersuit in the amount of $4,367 for the restitution of the royalties already paid by it to Tensor. Tensor has submitted its statement of defense to the counterclaim submitted by the Company. On May 5, 2011, the arbitrator issued a decision accepting most of Tensor's claims and denying most of the Company's counterclaims. The arbitrator appointed an expert accountant to examine the royalties to be paid to Tensor under the terms of the agreement. The expert submitted a report to the arbitrator and the Company filed its comments to the report on January 26, 2012. On February 13, 2012, the expert filed a request for clarifications, and a hearing regarding this matter was scheduled for April 5, 2012. The Company believes it recorded a sufficient accrual to cover the claim.

3.
On March 10, 2009, a complaint was filed against Syneron, Inc. by Roxanne Coffman. The complaint arises out of a fatal accident involving a contractor, Daniel R. Coffman, who tripped and fell through a skylight on the roof of a building leased by Syneron, Inc. The complaint also named the building owners, the skylight manufacturer and various other parties and alleged a cause of action of negligent maintenance of the building and failing to protect others from the dangerous condition of the roof and skylight. On September 16, 2011, Syneron, Inc. was dismissed from the case following a settlement between the parties.

4.	During 2010, one Candela received correspondence from BioCell, L.P. claiming that it improperly terminated a distribution agreement with BioCell. BioCell claims damages in the amount of $390. Candela has issued a response contesting the claim of improper termination and any resulting damages. The Company assessed that contingent losses related to this claim are remote, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

5.	On April 11, 2011, Candela was served with a lawsuit filed by Srijaya Reddy against Jyoti Spa, Inc. t/a Lumiere Skin and Laser ("Lumiere"), Deanna Oralla (a technician at Lumiere) and Candela in the Circuit Court for Fairfax County, Virginia. The case involved claims of medical malpractice and products liability related to alleged skin burns the plaintiff received from a laser hair removal procedure that took place at Jyoti Spa on October 9, 2009. The parties reached a settlement and executed a settlement agreement dated December 16, 2011 pursuant to which Candela received a full release from any and all claims and potential claims by the plaintiff in relation to the incident. Additionally, the plaintiff reached a separate settlement agreement with Lumiere.

6.	An action against Syneron, Inc. was commenced on October 25, 2010 by Arlene Scozzaro related to alleged injured she received while undergoing a procedure performed in January 2009 with a Triniti E-Max machine. Plaintiff alleges negligent misrepresentation, negligence, and product liability with respect to Syneron, Inc. and the "Triniti E-Max- Laser/facial laser treatment" and seeks $2,000 in damages. Syneron, Inc. has served its answer as well as cross claims against the codefendant doctor and physician's assistant. The codefendant doctor and physician's assistant have asserted cross-claims against Syneron, Inc., which Syneron, Inc. denied. The case remains pending and is in the initial discovery phase of litigation. The Company assessed that contingent losses related with this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

7.
On August 15, 2010, Amir Gal, former sales representative, sued the Company and Karen Sarid, former site manager in Israel, for breach of Gal's employment agreement with the Company and demanding $1,480 (NIS 5,655,714). The Company filed its statement of defense rejecting Gal's allegations in their entirety along with an application to reject the suit against Sarid. After an initial preliminary hearing, Gal subsequently filed an amended complaint pursuant to the court's order demanding $1,250 (NIS 4,768,837). A second preliminary hearing is scheduled for May 23, 2012. The Company assessed that contingent losses related to this claim are remote, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

8.	On January 5, 2011, Mr. Avner Lior submitted an action for declaratory relief and a mandatory injunction in Haifa District Court to void a share purchase agreement between the plaintiff and the Company dated October 23, 2003 and to recover the shares he sold to the Company pursuant to that agreement. On March 15, 2011, the Company submitted a statement of defense. On April 5, 2011, the plaintiff filed his response to the statement of defense. On April 27, 2011, the Company filed a motion to dismiss. On May 11, 2011, the plaintiff submitted his response. On May 16, 2011, the State of Israel - Courts Administration joined the Company's motion to dismiss on the grounds that the plaintiff failed to pay court fees. On July 5, 2011, a pre-trial hearing took place and the parties accepted the court's proposal to transfer the dispute to mediation. The parties were not able to reach a settlement in mediation. On March 8, 2012, the Court rejected the Company's claim regarding statute of limitations, and accepted the claim regarding insufficient court fees paid. The Court required that the plaintiff file an amended claim and pay court fees within 45 days, or the claim will be dismissed. The Company assessed that contingent losses related to this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.

9.	On April 27, 2011 a lawsuit was filed by the Company's former French distributor for damages in the amount of $ 3,468 (€ 2,683,746) for lost earnings due to the termination of the distribution agreement. The Company filed its submissions for the defense claiming that, since there is an applicable arbitration clause in the distribution agreement, the Court of Commerce in Lille has no jurisdiction in the case. A pretrial hearing was held March 28, 2012.

10.	A claim was brought against the Company's subsidiary, Candela, by Tout Pour le Laser ("TPL"), seeking damages and legal fees in the amount of $ 2,913 (€ 2,253,950) for public denigration, unfair competition and economic parasitism. Candela submitted its pleadings to the court on September 14, 2011, and the parties now await the scheduling of a hearing by the court. The Company assessed that contingent losses related to this case are only reasonably possible and the amount cannot be reasonably estimated, pursuant to ASC 450, and an accrual has not been recorded for the loss contingencies.
11.
On July 26, 2010, Syneron filed a lawsuit against Viora Inc., Viora Ltd., Danny Erez, Yosef Luzon (the main shareholders of Viora), Gal Blecher (an employee of Viora), Formatek Systems Ltd. and Ester Toledano (a shareholder of Formatek) alleging that Viora, Formatek and others copied Syneron's VelaShape device by contacting three former Syneron employees who were involved in the development of the Vela product line at Syneron. Syneron, which claims that various VelaShape components were used in Viora's machine (called "Reaction"), is suing for misappropriation of trade secrets and infringement. Syneron is seeking the following remedies, among others: (i) permanent injunction prohibiting manufacturing, exporting, importing, marketing and making any other use (including servicing) of the Reaction; (ii) injunction to refrain from using Syneron's intellectual property and commercial secrets; and (iii) monetary compensation in the amount of $2,600 (the Company has reserved the right to revise this amount). Currently pending in District Court, the documents disclosure procedure has come to an end and depositions are scheduled on April 5, 2012 for Syneron and on October 25, 2012 for the defendants. Court sessions to hear the witnesses are scheduled during November-December 2012.

12.	From time to time, the Company is party to various legal proceedings incidental to its business. The Company has accrued an amount which it deems sufficient to cover probable losses from legal proceedings and threatened litigation. The Company does not believe that it has at this time unasserted claims that are probable of being asserted. In addition, the Company believes that none of the legal proceedings, if adversely decided against the Company, will have a material adverse effect upon the Company's financial position, results of operations, or liquidity. While the Company believes that the likelihood of loss in each of the disclosed proceedings is reasonably possible, the possibility of loss or range of loss for each matter is not estimable. During the year ended December 31, 2011 the Company settled various legal claims and paid an amount of approximately $ 280.

EQUITY	12 Months Ended
Dec. 31, 2011
EQUITY [Abstract]
EQUITY
NOTE 16:-	EQUITY

a.	Share capital:

	1.	Ordinary shares confer upon their holders voting rights, the right to receive dividends and the right to share in equity upon liquidation of the Company.

	2.	Certain of the Company's officers, directors and major shareholders that hold ordinary shares have the right to require the Company, on not more than one occasion, to file a registration statement on the appropriate form under the Securities Act in order to register the resale of their ordinary shares.

3.
On November 11, 2008, the Company's board of directors adopted a shareholder rights plan. The shareholder rights plan is designed to protect against any potential future use of coercive or abusive takeover techniques designed to gain control of the Company and its capital without full and fair value being paid to all of the Company's shareholders. The shareholder rights plan was adopted following evaluation and consultation with outside advisors in consideration of the Company's current low valuation and strong cash position.

In connection with the adoption of the shareholder rights plan, the Company's board of directors declared a dividend of one right for each ordinary share of the Company held by shareholders of record as of the close of business on November 9, 2008. Initially, these rights will not be exercisable and will trade with the ordinary shares of the Company. Under the plan, these rights will generally be exercisable only if a person or group acquires beneficial ownership of 15% or more of the Company's ordinary shares or commences a tender or exchange offer for 15% or more of the Company's ordinary shares, except if such person or group has become an "Acquiring Person" pursuant to an offer approved by the majority of the board of directors.

If a person or group acquires beneficial ownership of 15% or more of the Company's ordinary shares (except if such person or group has become an "Acquiring Person" pursuant to an offer approved by the majority of the board of directors), each right will generally entitle the holder, other than the acquiring person or group, to acquire, for the exercise price of $ 0.01 per share (subject to adjustment as provided in the plan), one and a quarter ordinary shares of the Company. In addition, if, after a person acquires such ownership, the Company engages in a merger in which it is not the survivor or its ordinary shares are changed or exchanged, or sells or transfers more than 50 percent of its assets or earning power, each right will generally entitle the holder, other than the acquiring person or group, to acquire, for the exercise price of $ 0.01 per share (subject to adjustment as provided in the plan), one and a quarter times the shares of the acquiring company to which each of the shareholders of the Company is entitled to for each ordinary share.

The Company's board of directors may redeem the rights at a price of $ 0.0001 per right at any time up to ten days after a person or group acquires beneficial ownership of 15% or more of the Company's ordinary shares. The rights plan originally was in effect until November 9, 2009 and was amended and extended during 2009 to be in effect until November 30, 2010 and once again extended on December 30, 2010 by the Company's board of directors to be in effect until December 30, 2011.

Shareholders are not required to take any actions to receive the rights distribution. Until the rights become exercisable, outstanding share certificates will represent both ordinary shares of the Company and the rights.

Citing the Company's sustained growth, financial strength and the dissatisfaction of its shareholders to the continuation of the shareholder rights plan, Syneron's Board of Directors decided that the protection offered by the shareholder rights plan was no longer warranted.  The plan was terminated effective May 31, 2011.

b.	Syneron's option plan:

In 2004, Syneron adopted the 2004 Israel Stock Option Plan (for Israeli residents) and the 2004 Incentive Stock Option Plan (for the United States, Canada and the rest of the world) (collectively "the 2004 Plans"). The number of options approved under the 2004 Plans was 2,000,000 options, increasing annually according to the evergreen provision included in each of the 2004 Plans. The evergreen provision calls for the annual increase by the lesser of 2,000,000 options or 3% of the share capital, provided however that the Board of Directors may at its sole discretion decrease, at any given year, the increase of the number of options to whatever number it sees fit.

As of December 31, 2011, options to purchase 3,707,077 ordinary shares were available for grant under the 2004 plan.

Under the 2004 Plans, options are granted to employees, officers, directors and consultants at an exercise price equal to at least the fair market value at the date of grant and are granted for periods not to exceed seven years. Options granted under the 2004 Plans generally vest over a period of three to four years of employment. Any options that are cancelled or forfeited before expiration become available for future grants. In addition to granting stock options during 2006, the Company started to routinely grant Restricted Stock Units ("RSUs") under the 2004 Plans. RSUs usually vest over a period of employment of up to four years. Upon vesting, the RSU beneficiary is entitled to receive a share per one RSU for no consideration ($ 0.01 per share). RSUs that are cancelled or forfeited become available for future grants.

c.	Candela's option plan:

In January 2010, upon the consummation of the merger agreement with Candela (see also Note 1i), the Company assumed Candela's Third Amended and Restated 1998 Candela Corporation Stock Option Plan (the "1998 Plan"), Candela's 2008 Candela Corporation Stock Plan (the "2008 Plan") and each of the following options to purchase Candela's common stock, stock appreciation rights or similar rights granted on Candela's common stock that were outstanding at such time, whether vested or unvested ("Candela Awards"):

1.	Candela Awards with an exercise or strike price less than or equal to $ 3.16, which is the product of (x) the price per Company's ordinary share on Nasdaq immediately prior to the effective time of the merger, which was $ 10.86, and (y) the exchange ratio of the Company's ordinary share for each share of Candela's common stock, which was 0.2911; and

2.	All Candela Awards subject to, and in accordance with the existing terms of, Candela's executive retention agreements.

All such options and stock appreciation rights became fully vested and continued in effect in all material respects on the same terms and conditions as in effect immediately prior to the effective time of the merger.

As of December 31, 2011, there were 625,824 outstanding options and stock appreciation rights ("SARs"), granted under the 1998 Plan and the 2008 Plan, or Candela Plans.

Options and SARs granted under the 1998 Plan become exercisable on the date of grant or vest over a period of time, as specified by the committee established by Candela's board of directors, and expire ten years from the date of the grant. Upon exercise of a SAR, only the net number of ordinary shares issued in connection with such exercise shall be deemed "issued" for this purpose. The SARs granted to employees under the 1998 Plan vest over one to four years, while the SARs granted to directors vest over two years. Under the 1998 Plan, there were 467,127 outstanding options and SARs at December 31, 2011. The 1998 Plan expired pursuant to its terms on September 18, 2008. As such, there were no options or SARs available for grant under the 1998 plan at December 31, 2011.

On October 27, 2008, the board of directors of Candela adopted the 2008 Plan. The 2008 Plan was approved by Candela's stockholders on December 12, 2008. Under the 2008 Plan, Candela was permitted to grant incentive stock options, non-qualified stock options, SARs, restricted stock awards and RSUs (collectively, "Stock Rights"). The SARs granted to employees under the 2008 Plan vest over one to two years. Under the 2008 Plan, incentive stock options were granted to employees of Candela and non-qualified options, SARs, restricted stock and RSUs were granted to employees, officers, directors and consultants of Candela. Following the merger with Candela, Candela's board of directors administers the 2008 Plan.

Under the 2008 Plan, there were 158,697 outstanding options and SARs at December 31, 2011.

Each option or SAR granted under this plan, expires on the date specified by the compensation committee of Candela, but not more than (i) ten years from the date of grant in the case of options and SARs generally, and (ii) five years from the date of grant in the case of incentive stock options granted to an employee possessing more than ten percent of the total combined voting power of all classes of stock of Candela. Options and SARs are subject to early termination in certain circumstances. The 2008 Plan shall automatically expire on October 27, 2018, except as to options and SARs outstanding on that date.

Stock options provide the holder with the right to purchase common stock. The exercise price per share of "incentive stock options" within the meaning of Section 422 of the U.S Internal Revenue Code of 1986, as amended, may not be less than the fair market value per share of common stock on the date of grant.

SARs provide the holder the right to receive an amount, payable in stock, cash or in any combination of these, as specified by a Committee established by the Board of Directors, equal to the excess of the market value of Candela's common shares on the date of exercise over the grant price at the time of the grant. The grant price of a SAR may not be less than the fair market value per share of common stock on the date of grant, provided that the grant price of SARs granted in tandem with stock options shall equal the exercise price of the related stock option.

d.	Syneron Beauty option plan:

On June 17, 2011, the Board of Directors of Syneron Beauty adopted the 2011 Equity Incentive Plan pursuant to which employees, directors, and consultants may receive stock options exercisable into either shares of Syneron Beauty or shares of the Company, if certain conditions are met. The terms of the options granted under the plan, including vesting provisions, shall be determined by the administrator of the plan. The exercise price of each option shall generally be the fair market value on the date of the grant as determined by an independent valuation. All options shall expire 10 years from the date of grant. In addition, holders of Syneron Beauty options may elect to receive, upon exercise of the options, shares of the Company rather than shares of Syneron Beauty, subject to the approval of the administrator of the Plan, so long as there has been no initial public offering of Syneron Beauty and so long as Syneron Beauty remains wholly-owned by the Company (except for any underlying shares granted or to be issued upon exercise of options granted in accordance with the Plan). The election may be made for all or a portion of the options which have vested and are exercisable on the date of the election. Upon such election, the number of shares of the Company to be issued will be calculated based on the then-current fair market value of the underlying shares of Syneron Beauty subject to election (minus the applicable exercise price) divided by the average of the closing price of the Company's shares during the 30 trading days immediately preceding the date of such election. In addition, the administrator of the Plan shall not approve any election to receive shares of the Company unless the Company's shares are listed on an established stock exchange or national market system. As of March 13, 2012, there were 8,200 options granted under the plan and 4,300 shares available or reserved for future issuance under the plan.

e.	The following is a summary of activities relating to the Company's stock options and SAR's granted to employees and directors among the Company's various plans during the year ended December 31, 2011:

		Weighted
		average	Aggregate
	Number	Exercise	intrinsic
	of options	price	value

Outstanding at beginning of year	3,636,786	$13.57	-

Granted	1,068,297	$11.10	-

Exercised	(606,219)	$7.41	-

Forfeited	(631,400)	$16.53	-

Outstanding at end of year	3,467,464	$13.35	5,911

Exercisable options at end of year	1,958,903	$15.50	4,128

Vested and expected to vest	3,303,817	$13.47	5,742

The intrinsic value of exercisable options (the difference between the Company's closing share price on the last trading day in fiscal 2011 and the average exercise price of in-the-money options, multiplied by the number of in-the-money options) included below represents the amount that would have been received by the option holders had all option holders exercised their options on December 31, 2011. This amount changes based on the fair market value of the Company's ordinary shares.

The following table summarizes the RSAs activity for the year ended December 31, 2011:

		Fair
	Number	value at
	of RSUs	grant date

Non-vested at January 1, 2011	126,230	$10.12
Granted	2,192	$9.16
Vested	(87,233)	$10.30
Forfeited	(11,631)	$10.18

Non-vested at December 31	29,558	$9.53

The fair value of nonvested RSUs is determined based on the closing trading price of the Company's shares on the grant date. The weighted-average grant-date fair value of RSUs granted during the years 2011 and 2010, was $9.16, and, $10.27, respectively there were no RSUs granted during 2009).

The total fair value of RSU's vested during the year ended December 31, 2011 was $899.

Aggregate intrinsic value, at the date of exercise, of options, SAR's and RSU's that were exercised during the years ended on December 31, 2011, 2010 and 2009 was $ 4,001, $ 2,049 and $ 667, respectively.

The options and SAR's outstanding as of December 31, 2011, have been separated into ranges of exercise price, as follows:

	Outstanding			Exercisable
Exercise price	Number of options	Weighted average remaining contractual life (years)	Weighted average exercise price	Number of options (in thousands)	Weighted average remaining contractual life (years)	Weighted average exercise price

$1.41	107,484	7.05	$1.41	107,484	7.05	$1.41
$4.81	51,952	7.63	$4.81	51,952	7.63	$4.81
$7.25-11.31	2,046,479	5.16	$8.89	1,075,051	4.63	$8.53
$12.09-14.74	680,895	6.44	$13.17	143,762	6.11	$14.48
$16.05-52.67	580,654	2.57	$32.24	580,654	2.57	$32.24

$1.41-52.67	3,467,464	5.07	$13.35	1,958,903	4.34	$15.50

The weighted average fair values of options granted (including those granted to non-employees but excluding RSUs) during the years ended December 31, 2011, 2010 and 2009 were:

	Year ended December 31,
	2011	2010	2009

Weighted average exercise prices	$11.09	$10.51	$7.28

Weighted average fair value on grant date	$4.97	$5.40	$3.82

	Year ended December 31,
	2011	2010	2009

Volatility	52%	57%	65%
Risk-free interest rate	2.07%	2.76%	2.43%
Dividend yield	0%	0%	0%
Post-vesting cancellation rate *)	7%	7%	5%
Suboptimal exercise factor **)	2.5	2.8	2
Expected life (in years)	5.53	5.30	5.10

*)	The post-vest cancellation rate was calculated on a monthly basis and is presented on an annual basis.
**)	The ratio of the stock price to strike price at the time of exercise of the option.

The Company used volatility data of comparable companies with similar characteristics to the Company for calculating volatility in accordance with ASC 718. The computation of historical volatility was derived from the comparable companies' historical volatility for similar contractual terms.

The risk-free interest rate assumption is based on observed interest rates appropriate for the term of the Company's employee stock options.

The Company is required to assume a dividend yield as an input in the binomial model. The dividend yield assumption is based on the Company's historical and expectation of future dividend payouts and may be subject to substantial change in the future.

The expected life of employee stock options represents the weighted average period the stock options are expected to remain outstanding and is a derived output of the binomial model. The expected life of employee stock options is impacted by all of the underlying assumptions used in the Company's model.

The binomial model assumes that employees' exercise behavior is a function of the option's remaining contractual life and the extent to which the option is in-the-money (i.e., the average stock price during the period is above the strike price of the stock option). The binomial model estimates the probability of exercise as a function of these two variables based on the history of exercises and factors in also the post-vesting termination rate of employees, as termination triggers the truncation of employee awards shortly thereafter.

As equity-based compensation expense recognized in the consolidated statement of operations is based on awards ultimately expected to vest, it should be reduced for estimated forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

The total equity-based compensation expense recognized for the years ended December 31, 2011, 2010 and 2009, was comprised as follows:

	Year ended December 31,
	2011	2010	2009

Cost of goods sold	$40	$28	$28
Research and development	726	808	528
Sales and marketing	1,058	809	1,421
General and administrative	1,576	1,551	2,287

Total equity-based compensation expense before taxes	$3,400	$3,196	$4,264

As of December 31, 2011, there was $ 6,840 of total unrecognized stock-based compensation cost related to non-vested stock-based compensation granted under the Company's stock option plans. That cost is expected to be recognized over a weighted average period of 1.86 years.

f.	Dividends:

The Company has never paid cash dividends to shareholders. The Company intends to retain future earnings for use in its business and does not anticipate paying cash dividends on its shares in the foreseeable future. Any future dividend policy will be determined by the Board of Directors and will be based upon conditions then existing, including results of operations, financial condition, current and anticipated cash needs, contractual restrictions, potential tax implication and other conditions as the Board of Directors may deem relevant. In the event that cash dividends are declared in the future, such dividends will be paid in U.S. dollars subject to any statutory limitations.

OTHER EXPENSES (INCOME), NET	12 Months Ended
Dec. 31, 2011
OTHER EXPENSES (INCOME), NET [Abstract]
OTHER EXPENSES (INCOME), NET
NOTE 17:-	OTHER EXPENSES (INCOME), NET

	Year ended December 31,
	2011	2010	2009

Legal settlement, net of legal cost (*)	$31,000	$-	$(3,975)
Bargain purchase price related to the acquisition of Candela (see also Note 1i)	-	(8,525)	-
Impairment of intangibles assets (**)	123	1,319	-
Reevaluation of contingent consideration (see also Notes 1g, 1j and 4)	(8,830)	1,625	-
Impairment of investment in an affiliated company (see also Note 7)	9,387	850	-
Other	528	193	-

Total	$32,208	$(4,538)	$(3,975)

(*)	On March 27, 2009, the Company reached a settlement agreement with a financial institution resolving a dispute filed with FINRA in 2008 with regard to certain ARS securities managed by that institution. The parties reached an agreement to amicably settle the dispute for a total amount of $ 3,975 in return for a Dismissal with Prejudice and a signed release. The Company continues to hold the part of the ARS securities related to this claim (see also Note 3).

On September 15, 2011, Candela and Syneron Inc. entered into a settlement agreement with Palomar that settled the patent infringement cases for which Palomar received a $ 31,000 paid up license fee. Refer to Note 15 for further details.

(**)	In accordance with the provisions of the impairment or disposal of long-lived assets in subsections of FASB codification sub topic 360-10, long-lived assets held and used with a carrying amount of $ 653 and $ 2,124 were written down in 2011 and 2010 respectively, to their fair value of $ 530 and $ 805 respectively, resulting in an impairment charge of $ 123 and $ 1,319, respectively (see also Notes 2j, 4 and 9).

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 18:-	INCOME TAXES

a.	Israeli taxation:

	1.	Corporate tax rate:

The tax rate for Israeli corporate is as follows: 2009 - 26%, 2010 - 25%, and 2011 - 24%. Tax at a rate of 24% applies to capital gains arising after January 1, 2003. In July 2009, the "Knesset" (Israeli Parliament) passed the Law for Economic Efficiency (Amended Legislation for Implementing the Economic Plan for 2009 and 2010), which prescribes, among others, an additional gradual reduction in the rates of the Israeli corporate tax and real capital gains tax starting in 2011 to the following tax rates: 2011 - 24%, 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20%, 2016 and thereafter - 18%. On December 5, 2011, the Knesset approved the Law to Change the Tax Burden (Legislative Amendments) - 2011. In accordance with the new law, the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, was cancelled and the corporate tax rate will be 25% as from 2012.

	2.	Measurement of taxable income:

On February 26, 2008, the Israeli Parliament enacted the Income Tax Law (Inflationary Adjustments) (Amendment 20) (Restriction of Effective Period), 2008 ("the Inflationary Adjustments Amendment"). In accordance with the Inflationary Adjustments Amendment, the effective period of the Inflationary Adjustments Law will cease at the end of the 2007 tax year and as of the 2008 tax year the provisions of the Law shall no longer apply, other than the transitional provisions intended at preventing distortions in the tax calculations. In accordance with the Inflationary Adjustments Amendment, commencing with the 2008 tax year, income for tax purposes will no longer be adjusted to a real (net of inflation) measurement basis. Furthermore, the depreciation of inflation immune assets and carried forward tax losses will no longer be linked to the Israeli Consumer Price Index.

In accordance with ASC 740, the Company has not provided deferred income taxes on the above difference between the reporting currency and the tax basis of assets and liabilities.

	3.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company", as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

4.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 ("the Law"):

The Law empowers the Israeli Investment Center to grant Approved Enterprise status to capital investments in production facilities that meet certain relevant criteria ("Approved Enterprise") specified by the Law and the regulations published thereunder. The tax benefits derived from any Approved Enterprise relate only to taxable income attributable to the specific program of investment to which the status was granted.

On April 1, 2005, an amendment to the Law came into effect ("the Amendment") and has significantly changed the provisions of the Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise's income will be derived from export.

Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

In addition, the Law provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the Amendment. Following the Amendment to the Law, it was clarified that tax-exempt income generated under the provisions of the Law, pursuant to the Amendment, as part of a new Privileged Enterprise, will subject the Company to taxes upon distribution or liquidation.

The Company has been granted the status of "Approved Enterprise", under the Law, for an investment program for the period ending in 2004, and the status of "Privileged Enterprise" according to the Amendment to the Law, for investments in 2005, 2007 and 2009 ("Programs").

In accordance with the Law and the Amendment, Syneron Medical Ltd. has chosen to enjoy an "alternative benefits track" status. Accordingly, Syneron Medical Ltd.'s income attributed to the Programs is exempt from taxes on income derived therefrom for a period of ten years starting in the year in which the Company first generates taxable income.

Out of the Company's retained earnings as of December 31, 2011, approximately $ 147,793 is tax-exempt earnings attributable to its Approved Enterprise programs and $ 60,573 is tax-exempt earnings attributable to its Privileged Enterprise program. The tax-exempt income attributable to the Approved and Privileged Enterprise cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the "alternative benefits track" (tax at the rate of 10%-25%). Under the Law, tax-exempt income generated under the Approved or Privileged Enterprise status will be taxed upon dividend distribution or complete liquidation, whereas in accordance with the Law, tax exempt income generated under the Approved Enterprise status will be taxed upon dividend distribution.

As of December 31, 2011, if the income attributed to the Approved Enterprise is distributed as a dividend, the Company will incur a tax liability of approximately up to $ 22,169 (depending on the tax rate as described above). If income attributed to the Privileged Enterprise is distributed as a dividend, including upon liquidation, the Company will incur a tax liability in the amount of approximately up to $ 9,068 (depending on the tax rate as described above). These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

The Company's board of directors has determined that it will not distribute any amounts of its undistributed tax-exempt income as a dividend. The Company intends to reinvest the amount of its tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved and Privileged Enterprise programs as the undistributed tax-exempt income is essentially permanent in duration.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Law, regulations published thereunder and the certificates of approval for the specific investments in Approved Enterprises.

Should Syneron Medical Ltd. fail to meet such requirements in the future, income attributable to its Programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such program. The Company's management believes that the Company is meeting the aforementioned conditions.

Income from sources other than the "Approved Enterprise" or "Privileged Enterprise" is subject to tax at regular Israeli corporate tax rate of 24%.

On January 2, 2011, new legislation amending the Law was adopted ("Amendment No. 68"). Under the Amendment No. 68, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies, as opposed to the current Law's incentives, which are limited to income from Approved or privileged Enterprises during their benefits period. Under Amendment No. 68, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

Under the transition provisions of Amendment No. 68, the Company may elect to irrevocably implement the new legislation while waiving benefits provided under  the Approved Enterprise and/or the Privileged Enterprise, or to remain subject to the to the legislation prior to Amendment No. 68. Changing from the current Law to the new Law is permitted at any time. The Company does not expect the new Law to have a material effect on the tax payable on its Israeli operations in the foreseeable future.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed based on tax laws in their respective jurisdictions. The corporate income tax rate of significant jurisdictions are as follows:

Tax Rate

Australia	30%
Canada (*)	16.5%
Germany	15%
Hong Kong	16.5%
Japan	30%
United States (*)	35%

(*)	Federal

c.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2011	2010

Net operating loss carryforward of subsidiaries	$43,158	$30,268
Tax credits	2,565	1,987
Share-based compensation costs	2,445	2,944
Company's capital losses carryforward (1)	11,283	7,886
Bad debt reserve	790	1,898
Deferred revenues	2,130	1,463
Accrued warranty reserve	893	2,658
Accrued Severance	545	-
Intangible Assets - Patents	1,372	-
Other temporary differences	2,653	1,677

Total deferred tax asset before valuation allowance	67,834	50,781
Valuation allowance	(50,630)	(31,479)

Total deferred tax asset	17,204	19,302

Intangible assets acquired	(10,707)	(12,984)

Total deferred tax liability	(10,707)	(12,984)

Net deferred tax asset (2)	$6,497	$6,318

(1)	The Company has capital loss carryforwards resulting from mainly the difference between the reporting currency and the tax basis of the investments in Marketable securities.

(2)	Net deferred tax asset (liability) is recorded in the following balance sheet line items:

	December 31,
	2011	2010

Other receivables	$1,619	$1,691

Deferred taxes	10,060	10,842
Deferred tax liability	(5,182)	(6,215)

Net deferred tax asset	$6,497	$6,318

At December 31, 2011, the Company's U.S. subsidiaries had cumulative net operating losses ("NOL") for US federal and state income tax return purposes of $ 109,000 and $ 65,000, respectively. The federal NOL carryforwards expire between 2026 and 2032. The state NOL carryforwards begin to expire in 2014. The federal and state NOL carryforwards for tax return purposes are $ 9,947 greater than their NOL for financial reporting purposes due to unrecognized tax benefits and excess tax benefits. Excess tax benefits related to option exercises cannot be recognized until realized through a reduction of current taxes payable.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of NOL's is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  The annual limitations may result in the expiration of losses before utilization.

The Company also has other U.S. NOLs of approximately $ 130 with an unlimited carryforward period. The Company has an available carryforward capital tax loss of $ 42,914 and $ 43,813 in 2011 and 2010, respectively. The Company's Israeli subsidiaries have an available carryforward net operating tax loss of $ 19,077 and $ 11,136 in 2011 and 2010, respectively to offset against future tax profits for an indefinite period.

At December 31, 2011, the Company had available federal research and development ("R&D") tax credit carryforwards of approximately $ 2,018 expiring between 2022 and 2032, capital loss carryforwards of $ 1,500 expiring in 2015, and minimum tax credits of approximately $ 268 with an unlimited carryforward period. The Company also had available state R&D tax credits of approximately $ 137 expiring between 2017 and 2023 and $ 685 with an unlimited carryforward period. Federal and state R&D credit carryforwards for tax return purposes are $ 544 greater than their federal and state R&D credit carryforwards for financial reporting purposes due to unrecognized tax benefits.

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluated the net deferred tax assets for each separate tax entity.  For certain entities, the Company concluded that it is not more likely than not that the net deferred tax assets will be realized and a valuation allowance has been recorded against these assets. Based on a consideration of these factors, the Company has established a valuation allowance of $ 50,630 and $ 31,479 at December 31, 2011 and 2010, respectively.

For other entities, the Company has determined that the positive evidence outweighs the negative evidence for other deferred tax assets and concluded that these deferred tax assets are realizable on a "more likely than not" basis. This determination was based on many factors, including the following:  (i) the net temporary differences resulting in the deferred tax assets and in the deferred tax liabilities are expected to reverse in similar time periods; (ii) the history of utilizing tax benefits, (iii) certain significant costs that are not expected to occur in future period contributing to the current year net operating loss, and (iv) expected future results of operations.

No amount for U.S. income tax has been provided on undistributed earnings of the Company's foreign subsidiaries because the Company considers the approximately $ 16,382 of accumulated foreign earnings to be indefinitely reinvested. In the event of distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes, subject to an adjustment, if any, for foreign tax credits and foreign withholding taxes payable to certain foreign tax authorities. Determination of the amount of U.S income tax liability that would be incurred is not practicable because of the complexities associated with this hypothetical calculation; however, unrecognized foreign tax credit carry forwards may be available to reduce some portion of the U.S. tax liability, if any.

d.	Tax contingencies for unrecognized tax benefits:

The changes to unrecognized tax benefits from January 1, 2010 through December 31, 2011, were as follows:

Gross tax liabilities at January 1, 2010	$6,342

Additions resulted from acquisition of Candela	2,076
Additions based on tax positions related to the current year	129
Additions for tax positions of prior years	1,645
Reductions for positions of prior years	(2,346)

Gross tax liabilities at December 31, 2010	7,846

Additions based on tax positions related to the current year	1,171
Additions for tax positions of prior years	497
Reductions due to settlements with tax authorities	(627)
Reductions for positions of prior years	(25)

Gross tax liabilities at December 31, 2011	$8,862

Included in the balance of tax contingencies for uncertain tax positions at December 31, 2011 was approximately $ 8,862 of unrecognized tax benefits (including interest and penalties) that, if recognized, would affect the annual effective income tax rate.  The unrecognized tax benefits and interest are recorded in net deferred taxes assets and long-term obligations on the balance sheet.

The Company's policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. The liability for unrecognized tax benefits at December 31, 2011 included accrued interest and penalties of approximately $ 200.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2011:

Israel	-	2007 - present
United States	-	2003 - present
Australia	-	2010 - present
Germany	-	2006 - present
Canada	-	2005 - present
Japan	-	2009 - present
Spain	-	2006 - present

The Company's subsidiary, Candela Corporation, is currently under audit by the Internal Revenue Service ("IRS") for the tax years 2003 through 2008. The audit results are currently being reviewed by the Joint Committee of Taxation ("JCT").  As a result of the proposed adjustments provided by the Internal Revenue Agent, the Company made a $ 898 payment to the IRS during the third quarter of 2011 and accrued interest expense of $ 102. These amounts are included as a component of current income tax expense.

It is likely that the JCT review will be completed within 12 months and as such, the Company estimates a potential net decrease of approximately $ 960 to the Company's unrecognized tax benefits during the next twelve months.

e.	Loss before taxes on income:

	Year ended December 31,
	2011	2010	2009

Domestic	$(24,353)	$(23,116)	$(23,955)
Foreign	(23,453)	(9,329)	2,558

	$(47,806)	$(32,445)	$(21,397)

f.	Taxes on income:

	Year ended December 31,
	2011	2010	2009
Current taxes:
Domestic	$592	$(2,414)	$1,489
Foreign (*)	3,531	643	202

	4,123	(1,771)	1,691
Deferred taxes:
Domestic	(153)	(198)	1,549
Foreign	(26)	(3,141)	-

	(179)	(3,339)	1,549

Taxes on income (tax benefit)	$3,944	$(5,110)	$3,240

(*)	Includes the effect of a tax assessment with the United States tax authorities for the tax years 2003 through 2008 in the amount of $ 1,000.

g.	The reconciliation from the federal statutory tax rate to the effective tax rate is as follows:

	Year ended December 31,
	2011	2010	2009

Loss before taxes on income	$(47,806)	$(32,445)	$(21,397)

Statutory tax rate	24%	25%	26%

Theoretical tax expenses (benefits) on the above amount at the Israeli statutory tax rate	$(11,473)	$(8,111)	$(5,563)
Increase in taxes resulting from "Approved/Privileged Enterprise" benefits (*)	3,625	4,987	4,602
Difference in basis of measurement for tax purpose	(947)	452	408
Change in valuation allowance, net	19,151	(208)	1,842
Non-deductible stock-based compensation	511	471	1,109
Non-deductible expenses	(1,759)	1,256	646
State deferred taxes	(492)	(129)	-
Bargain purchase price	-	(3,101)	-
Increase in taxes resulting from tax settlement with tax authorities	697	-	-
Difference in tax rates	(3,161)	(933)	-
Return to Provision	(2,915)	-	-
Pre-paid Taxes	1,001	-	-
Others	(294)	206	196

Actual tax expense (income)	$3,944	$(5,110)	$3,240

(*)Basic and diluted per share amounts of the tax benefit resulting from the exemption	$0.10	$0.15	$0.17

FINANCIAL INCOME, NET	12 Months Ended
Dec. 31, 2011
FINANCIAL INCOME, NET [Abstract]
FINANCIAL INCOME, NET
NOTE 19:-	FINANCIAL INCOME, NET

	Year ended December 31,
	2011	2010	2009

Income:

Interest on cash equivalents	$82	$27	$25
Gain and interest on available-for-sale marketable securities	1,607	1,884	3,274
Interest on bank deposits and structured note	189	-	-

Expenses:

Interest on short-term credit and bank commissions	(274)	(331)	(280)
Loss on available-for-sale marketable securities	(42)	(380)	(458)
Impairment of investments in marketable securities	-	(119)	(173)
Foreign currency translation adjustments	(547)	(364)	(291)

	$1,015	$717	$2,097

SEGMENT REPORTING	12 Months Ended
Dec. 31, 2011
SEGMENT REPORTING [Abstract]
SEGMENT REPORTING
NOTE 20:-	SEGMENT REPORTING

a.	General:

The Company's segment information has been prepared in accordance with ASC 280, "Segment Reporting." Operating segments are defined as components of an enterprise engaging in business activities about which separate financial information is available that is evaluated regularly by the Company's chief operating decision-maker ("CODM") in deciding how to allocate resources and assess performance. The Company's CODM is a combination of both its Chief Executive Officer and its Chief Financial Officer, who evaluates the Company's performance and allocates resources based on segment revenues and operating loss.

b.	The CODM evaluates the financial information under two reportable segments in accordance with ASC 280. The Company's operating segments are as follows:

1.	Professional Aesthetic Devices ("PAD"), in which the Company engaged in research, development marketing and sales of aesthetic medical equipment for the treatment of body and face for dermatologists, plastic surgeons and other qualified practitioners worldwide (professional market).

2.	Emerging Business Units ("EBU"), includes RBT, LI, SBI, Fluorinex and Syneron Beauty 's home use products. The Company provides these products in various countries throughout North America, Europe, Israel and Asia Pacific.

c.	Financial data relating to reportable operating segments:

The following financial information is the information that management uses for analyzing its results. The Company presents the segment information based on its reporting business units.

Segment operating loss is defined as loss from operations. Expenses included in segment operating loss consist principally of cost of goods sold. selling and marketing costs, general and administrative costs and research and development costs.

The tables below present financial information for the Company's two reportable segments:

	Year ended December 31, 2011
	PAD	EBU	Total

Revenues from external customers	$208,280	$20,041	$228,321
Operating loss	(33,001)	(15,855)	(48,856)
Financial income (expenses), net	1,226	(211)	1,015
Other income	35	-	35
Loss before taxes on income	(31,740)	(16,066)	(47,806)
Segment goodwill	8,206	10,661	18,867
Segment identifiable assets	$292,404	$30,607	$323,011

	Year ended December 31, 2010
	PAD	EBU	Total

Revenues from external customers	$185,601	$3,927	$189,528
Operating loss	(27,285)	(6,117)	(33,402)
Financial income (expenses), net	813	(96)	717
Other income	240	-	240
Loss before taxes on income	(26,232)	(6,213)	(32,445)
Segment goodwill	8,206	10,373	18,579
Segment identifiable assets	$359,110	$14,166	$373,276

	Year ended December 31, 2009
	PAD	EBU	Total

Revenues from external customers	$51,818	$2,908	$54,726
Operating loss	(20,845)	(3,211)	(24,056)
Financial income (expenses), net	2,207	(110)	2,097
Other income	-	562	562
Loss before taxes on income	(18,638)	(2,759)	(21,397)
Segment goodwill	8,206	6,904	15,110
Segment identifiable assets	$256,528	$13,739	$270,267

d.	Financial data relating to geographic areas:

The Company's total revenues are attributed to geographic areas based on the location of the end customer.

The following table presents total revenues and long lived assets for the years ended December 31, 2011, 2010 and 2009. Other than as shown, no foreign country contributed materially to revenues or long-lived assets for these periods.

	2011		2010		2009
	Total revenue	Long-lived assets	Total revenue	Long-lived assets	Total revenue	Long-lived assets

North America	$78,525	$1,924	$66,123	$1,808	$27,978	$339
Europe	78,182	345	58,348	145	10,919	-
Asia Pacific	30,489	122	25,888	48	8,362	-
Japan	29,572	22	27,604	24	3,000	-
Israel	5,050	1,742	1,318	2,004	1,127	2,546
Others	6,503	-	10,247	-	3,340	-

	$228,321	$4,155	$189,528	$4,029	$54,726	$2,885

LOSS PER SHARE	12 Months Ended
Dec. 31, 2011
LOSS PER SHARE [Abstract]
LOSS PER SHARE
NOTE 21:-	NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share:

	Year ended December 31,
	2011	2010	2009

Numerator:

Net loss attributable to Syneron's shareholders	$(50,795)	$(25,426)	$(23,587)

Denominator:

Weighted average number of shares outstanding used in computing basic net loss per share	35,158,191	34,369,105	27,526,401

Total weighted average number of shares used in computing diluted net loss per share	35,158,191	34,369,105	27,526,401

Basic and diluted net loss per share	$(1.44)	$(0.74)	$(0.86)

Anti-dilutive securities:

The following numbers of shares were excluded from the computation of diluted net loss per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	Year ended December 31,
	2011	2010	2009

Ordinary shares	3,603,423	3,811,838	3,272,205

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 22:-	SUBSEQUENT EVENTS

a.
On February 8, 2012, Syneron signed a definitive agreement ("the Agreement") to acquire Ultrashape Ltd. ("Ultrashape"), a developer, manufacturer and marketer of innovative non-invasive technologies for fat cell destruction and body sculpting. Ultrashape is the sole operating entity of Ultrashape Medical Ltd., which is traded on the Tel-Aviv Stock Exchange, and it owns all rights and interests in the fat cell reduction and body sculpting business. Ultrashape's products are approved and commercially available in Europe, Canada, Latin America and Asia. Under the terms of the Agreement, Syneron will acquire 100% of the outstanding shares of Ultrashape from Ultrashape Medical Ltd. for $ 12,000 in cash. The acquisition closed on February 13, 2012.

b.
On March 14, 2012, Syneron acquired substantially all the assets of TransPharma Medical Ltd. (TransPharma), a specialty pharmaceutical company focused on the development and commercialization of drug-products utilizing an innovative active transdermal drug delivery technology. Syneron acquired substantially all the assets of TransPharma, including its patent portfolio, for approximately $3.6 million in cash. TransPharma has developed an innovative transdermal drug delivery technology based on RF-MicroChannels™ that create microscopic channels across the skin. Its first product, the Viador system, is a handheld device with an RF-needle array. It is CE Mark approved for use in transdermal delivery of biologic drug-products via a system-specific skin patch. The Viador system along with certain other intangible assets is expected to provide a commercial opportunity within the professional and home-use aesthetic device markets.

c.	On March 15, 2012, Syneron made an equity investment in Juvenis Ltd. ("Juvenis"), an Israel-based company focused on commercializing advanced biopolymer compounds for use in aesthetic tissue augmentation. Juvenis' first product under development is Tenergel™, unique dermal filler initially intended for use in high-volume aesthetic applications and body contouring procedures. Under terms of the agreement, Syneron made an initial equity investment in Juvenis of $ 1,000 in cash, with potential additional development milestone payments totaling $ 3,000. The agreement also includes a call option for Syneron to acquire all of the shares of Juvenis. Tenergel™ is injectable, biodegradable dermal filler with a natural tissue-like feel that is expected to provide safe and long lasting (more than 12 months) results with a low cost of manufacturing. Syneron's equity investment and development milestone payments are to be used by Juvenis to advance the development of Tenergel™ towards commercialization.

d.
In January 2012, the Company stopped selling LiteTouch dental laser systems in Europe as a result of a test of the LiteTouch product initiated in the fourth quarter of 2011, which concluded that LiteTouch systems currently on the European market are not fully compliant with certain Electromagnetic Compatibility (EMC) requirements of the European Norm standard. As a result of the noncompliance, the CE certificate of conformity for the LiteTouch system was suspended in January 2012.  During the pendency of the suspension of the CE certificate and until the reinstatement of such certificate, the Company will not sell LiteTouch dental laser systems in the European market, which is the Company major market.

After receiving notice of suspension of the CE certificate, the Company commenced a dialogue with certain European regulatory agencies and, after completion of these discussions, initiated a voluntary field action in March 2012.  Pursuant to that voluntary field action, the Company intends to replace the LiteTouch noncompliant installed base in Europe at a total cost of approximately $3.2 million, which was recorded as Cost of Revenues in our audited 2011 financial statements. In accordance with Generally Accepted Accounting Principles the Company is required to recognize this subsequent event in its 2011 fiscal year results, since it related to conditions that existed at the balance sheet date of December 31, 2011 but prior to the issuance of our 2011 financial statements.